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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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☒	Definitive Proxy Statement
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☐	Soliciting Material under Rule 14a-12

KVH INDUSTRIES, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
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KVH

2020 Proxy Statement
Notice of Annual Meeting of Stockholders

This proxy statement and form of proxy are first being mailed to stockholders on or about April 30, 2020.

KVH Industries, Inc.
50 Enterprise Center
Middletown, RI 02842

April 29, 2020

Dear Fellow Stockholder:

We are pleased to invite you to attend the KVH 2020 Annual Meeting of Stockholders. This year's annual meeting will be our first time hosting a completely virtual meeting of stockholders, which will be conducted solely online via live webcast. You will be able to attend and participate in the annual meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting www.meetingcenter.io/219533378 on the meeting date at the time described in the accompanying proxy statement. There is no physical location for the annual meeting.

Our strategy focuses on delivering superior products and services to large and growing markets. KVH leverages its competitive advantages with business innovation, technology advances, and strong intellectual property as we integrate hardware, software, and services in seamless ways that drive customer success. We deliver high performance mobile connectivity and inertial navigation products and services for maritime operations, IoT connectivity, crew welfare, satellite TV for leisure and land customers, as well as autonomous everything and manned applications focused on accuracy for commercial and military customers. KVH is focused on key strategic initiatives to drive scale and accelerate KVH's profitable growth. We are confident that we have in place a highly capable management team and group of directors who are well qualified to oversee the success of the business and to represent all stockholders. We believe our current strategy will create significant long-term value for KVH stockholders.

We remain committed to maintaining an independent and strategically focused Board with the appropriate balance of perspectives, experiences, and tenures, which we believe are key to representing the interests of our stockholders effectively during this time of economic uncertainty. In April, we were thrilled to welcome Robert E. Tavares to the Board, an independent director who brings decades of valuable expertise in the high-tech industry. We are also equally excited to introduce another new independent director nominee for this year, Rear Admiral (Ret) Danelle M. Barrett, who has more than 30 years of experience in global telecommunications operations, cybersecurity strategy, policy, and information technology architectures.

One of our directors, Bruce J. Ryan, is expected to conclude his service on the Board at the annual meeting, when his term expires. We thank Mr. Ryan for his many years of valuable service and are grateful for his innumerable contributions to KVH.

In addition to this proxy statement, we encourage you to read our 2019 Annual Report for a more complete picture of our performance and how we are working to increase stockholder value.

Finally, we encourage you to vote – regardless of the size of your share holdings. Every vote is important, and your participation helps us do a better job of listening and acting on what matters to you as a stockholder. Please vote by signing and dating the enclosed proxy card and returning it in the enclosed, postage-paid envelope furnished for that purpose. You can also vote over the Internet or by telephone by following the instructions provided on the enclosed proxy card.

On behalf of all of us at KVH, we want to thank you for your continued support and ownership of KVH. I hope you will be able to join us at the annual meeting.

Sincerely,

Martin A. Kits van Heyningen President, Chief Executive Officer and Chairman of the Board of Directors

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	Wednesday, June 10, 2020 at 11:00 a.m., Eastern Time
Venue:	Online only at www.meetingcenter.io/219533378
You will not be able to attend the annual meeting in person.
Items of Business:	Proposal 1: To vote upon the election of two Class III directors to a three-year term;
Proposal 2: To approve the KVH Industries, Inc. Amended and Restated 2016 Equity and Incentive Plan, which increases the number of shares reserved for issuance under the Plan;
Proposal 3: To approve, in a non-binding "say on pay" vote, the compensation of our named executive officers;
Proposal 4: To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm; and
To transact such further business as may properly come before the annual meeting or any adjournment of the meeting.
Record Date:
Our Board of Directors has fixed the close of business on Monday, April 20, 2020, as the record date for the determination of the stockholders entitled to receive notice of, and to vote at, the annual meeting and any adjournment of the meeting. Only stockholders of record on April 20, 2020 are entitled to receive notice of, and to vote at, the annual meeting or any adjournment of the meeting.
Virtual Meeting Admission:
Stockholders of record as of April 20, 2020 will be able to participate in the annual meeting online by visiting www.meetingcenter.io/219533378. To participate in the annual meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. The password for the meeting is KVHI2020.
Pre-Meeting Forum:	The annual meeting will begin promptly at 11:00 a.m., Eastern Time. Online check-in will begin at 10:30 a.m., Eastern Time, and you should allow ample time for the online check-in procedures.
Voting:
Your vote is very important. Regardless of whether you plan to attend the annual meeting, we hope you will vote as soon as possible. You may vote your shares over the Internet or via a toll-free telephone number. If you received a paper copy of a proxy or voting instruction card by mail, you may submit your proxy or voting instruction card for the annual meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided. Stockholders of record and beneficial owners will be able to vote their shares electronically at the annual meeting. For specific instructions on how to vote your shares, please refer to the section entitled "Questions and Answers – Voting Information" beginning on page 5 of the accompanying proxy statement.

By Order of the Board of Directors,

Felise Feingold Secretary
April 29, 2020

YOUR VOTE IS IMPORTANT

Mail	Telephone	Internet	Virtual Meeting

Please sign and return the enclosed proxy card, whether or not you plan to attend the annual meeting.	Use the toll-free telephone number on your proxy card to vote by telephone.	Visit the website noted on your proxy card to vote via the Internet.	Attend the virtual meeting.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to be Held on June 10, 2020

This proxy statement and our 2019 annual report to stockholders are available on the Internet at
 www.kvh.com/annual.
You can read, print, download and search these materials at that website.
The website does not use "cookies" or other tracking devices to identify visitors.

None of the information on our website or elsewhere on the Internet forms a part of this proxy statement or is incorporated by reference into this proxy statement.

PROXY SUMMARY

The proxy summary is an overview of information that you will find elsewhere in this proxy statement and our 2019 annual report. As this section is only a summary, we encourage you to read the entire proxy statement for more information about these topics before you vote.

ANNUAL MEETING OF STOCKHOLDERS
Wednesday, June 10, 2020 at 11:00 a.m., Eastern Time

This year, the annual meeting will be conducted entirely online at www.meetingcenter.io/219533378.

To participate in the annual meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. The password for the meeting is KVHI2020. You will not be able to attend the annual meeting in person.

VOTING MATTERS

Management Proposals	Board Vote Recommendation	Page
1. Election of Directors	FOR the Board's Nominees	8
2. Approval of the KVH Industries, Inc. Amended and Restated 2016 Equity and Incentive Plan	FOR	10
3. Non-Binding "Say on Pay" Vote	FOR	20
4. Ratification of Appointment of Independent Public Accounting Firm	FOR	23

ELECTION OF DIRECTORS

The following table provides summary information about our nominees for election to the Board as Class III Directors. Additional information for all Directors, including the nominees, may be found on pages 8-9 and 24-26.

Name	Age	Director Since	Independent	Committee Membership
Danelle M. Barrett	52	—	Yes	None
James S. Dodez	61	2017	Yes	None

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR 2016 EQUITY AND INCENTIVE PLAN

We are asking our stockholders to approve the KVH Industries, Inc. Amended and Restated 2016 Equity and Incentive Plan, or the 2016 Plan, which increases the number of shares available for issuance under the plan. The 2016 Plan provides for the issuance of both cash awards and equity-based awards, denominated in shares of our common stock, including incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock awards, restricted stock units, unrestricted stock awards, performance share awards and dividend equivalent rights. As amended, the 2016 Plan, if approved by stockholders, will provide for the issuance of up to an aggregate of 4,800,000 shares of common stock, an increase of 1,800,000 shares from 3,000,000 shares, the number approved by our stockholders at the 2016 annual meeting. The foregoing amounts do not include any "roll-over" shares, as described in more detail in "Proposal 2 – Approval of KVH Industries, Inc. Amended and Restated 2016 Equity and Incentive Plan."

Our Board recommends that stockholders approve the 2016 Plan so that we may continue to provide equity and incentive compensation intended to attract, retain and motivate current and prospective officers, employees, directors and consultants. Our Board believes that stock options and other forms of equity and incentive compensation will promote our growth and provide a meaningful incentive to our officers, employees, directors and consultants to perform well.

Stockholder approval of the 2016 Plan is also necessary in order for us to be able to grant stock options that will qualify as "incentive stock options" under the Internal Revenue Code of 1986, as amended, or the Code.

Additional information regarding the 2016 Plan may be found on pages 10 to 19.

KVH Industries, Inc. 2020 Proxy Statement    1

PROXY SUMMARY

COMMITMENT TO GOOD CORPORATE GOVERNANCE

Our Board of Directors monitors best practices in governance and adopts measures it determines to be in the best interest of stockholders. Highlights of our governance practices include:

✓ Our directors are elected for three-year terms by majority voting in uncontested elections and by plurality voting in contested elections
✓ We have a majority of independent directors
✓ All of the members of our audit, compensation and nominating and corporate governance committees are independent
✓ We have appointed a lead independent director to serve as a liaison between our independent directors and our Chairman of the Board, who is our President and Chief Executive Officer
✓ Executive sessions of independent directors are held at each regularly scheduled Board meeting
✓ We rotated our independent registered public accounting firm in June 2014
✓ We conduct a stockholder vote to ratify the selection of our independent registered public accounting firm
✓ The majority of director compensation is in the form of KVH common stock
✓ We have a strong pay-for-performance executive compensation philosophy
✓ We conduct annual non-binding "say on pay" votes regarding our executive compensation program
✓ We do not have any executive employment agreements or change in control agreements
✓ Our independent compensation consultant is hired by the compensation committee
✓ We conduct annual board and committee self-assessments

NON-BINDING "SAY ON PAY" VOTE

We are asking our stockholders to approve, in a non-binding vote, the compensation awarded to our named executive officers for 2019. The Compensation Committee of our Board of Directors oversees our executive compensation program, which is designed to motivate our executives to increase profitability and stockholder returns, to tie pay to performance effectively, and to compete effectively for and retain managerial talent.

We are asking our stockholders to indicate their support for our named executive officer compensation. We believe that our executive compensation program was designed appropriately and is working to ensure that management's interests are aligned with our stockholders' interests to support long-term value creation.

This "say on pay" vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the compensation methodology described in this proxy statement. While this vote is advisory and not binding, the Board and the Compensation Committee will consider the outcome of the vote, along with other relevant factors, when considering future executive compensation decisions.

Additional information regarding the non-binding "say on pay" vote may be found on pages 20 to 22.

2    KVH Industries, Inc. 2020 Proxy Statement

PROXY SUMMARY

2019 EXECUTIVE COMPENSATION HIGHLIGHTS

The 2019 compensation program for our named executive officers was comprised of three primary elements – base salary, cash-based incentive compensation and annual equity grants. We believe the compensation program for our named executive officers included key features that aligned the interests of our executives with KVH's business strategies and goals and stockholders' interests.

What We Do	What We Don't Do

✓

Offer competitive compensation that attracts and retains executive talent

✓

Align the interests of our named executive officers with those of our stockholders and reward the creation of long-term value for KVH stockholders through equity grants

✓

Emphasize variable performance-based compensation over fixed compensation

✓

Align payout of annual incentives to drivers of stockholder value, such as revenue and adjusted EBITDA

✓

Balance the importance of achieving long-term strategic priorities and critical short-term goals linked to long-term objectives

✓

Align individual performance goals with our business strategy

✓

Cap incentive payments

✓

Benchmark compensation against that of a broad group of companies

✓

Cash and equity awards under our 2016 Equity and Incentive Plan have clawback provisions

✗

No long-term employment agreements or change of control agreements

✗

No guaranteed severance programs

✗

No tax gross-ups

✗

No guaranteed salary increases

✗

No repricing of stock options or stock appreciation rights

✗

No discounted stock options or stock appreciation rights

The mix of target compensation for our named executive officers for 2019 reflects these objectives, as shown in the chart. The percentages shown represent percentages of average total target compensation, not average total actual compensation, and as a result do not match the percentages calculable from actual compensation reflected in the Summary Compensation Table on page 30. For 2019, fixed pay represents the sum of salary, the prepaid portion of non-equity incentive plan compensation, holiday bonus and perquisites; variable pay represents equity awards and the variable portion of non-equity incentive plan compensation. For more information on the prepaid portion of non-equity incentive plan compensation awarded in 2019, see "Proposal 2 – Non-Binding 'Say on Pay' Vote – Annual Cash- Based Incentive Compensation".	Average NEO Compensation Mix

KVH Industries, Inc. 2020 Proxy Statement    3

PROXY SUMMARY

For 2019, we had a non-equity incentive compensation plan intended to reward our named executive officers for achievement of corporate, business unit and individual performance goals for that year. In March 2019, in order to improve morale and promote the retention of certain of our named executive officers, the Compensation Committee decided to prepay a portion of the target amounts that the executives were eligible to earn under the plan; these prepaid amounts were non-refundable but would be credited in full against any corporate or business unit incentive compensation amounts earned under the plan. In March 2020, after assessing our overall financial performance for 2019, our Compensation Committee determined not to award any non-equity incentive compensation to our named executive officers beyond the prepaid amounts with respect to our corporate or business unit performance goals. Further, our Compensation Committee determined not to award any non-equity incentive compensation to the chief executive officer beyond the prepaid amount. The prepaid amounts represented approximately 23%, 15%, and 13% of base salary for our chief executive officer, chief operating officer, and chief financial officer, respectively. Including both the prepaid amounts and the awards of non-equity incentive compensation for individual performance that were made under the plan, the aggregate incentive compensation actually received by our CEO for 2019 represented 23% of his base salary, rather than the targeted 90% of his base salary, and the aggregate incentive compensation actually received by our other named executives ranged from approximately 25% to 26% of their respective base salaries, rather than the targeted range of 50% to 60% of their respective base salaries.

Actual Annual Incentive Payment Versus Target*
(Average Percentage of Base Salary)

*
Note: Includes the March 2019 prepaid amounts

4    KVH Industries, Inc. 2020 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING OF STOCKHOLDERS AND VOTING

What is the purpose of the annual meeting?

At the annual meeting, we will submit the following proposals to our stockholders:

Proposal 1	To elect two Class III directors to a three- year term.
Proposal 2	To approve the KVH Industries, Inc. Amended and Restated 2016 Equity and Incentive Plan
Proposal 3	To approve, in a non-binding "say on pay" vote, the compensation of our named executive officers.
Proposal 4	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm.

Our Board of Directors does not intend to present to the annual meeting any business other than the proposals described in this proxy statement. Our Board of Directors was not aware, a reasonable time before mailing this proxy statement to stockholders, of any other business that may be properly presented for action at the annual meeting. If any other business should come before the annual meeting, the persons present will have discretionary authority to vote the shares they own or represent by proxy in accordance with their judgment, to the extent authorized by applicable regulations.

When is the record date?

Our Board of Directors has fixed the close of business on Monday, April 20, 2020, as the record date for the annual meeting. Only stockholders of record as of the close of business on that date are entitled to receive notice of the annual meeting, and to vote at, the annual meeting. At the close of business on the record date, there were 17,993,244 shares of our common stock outstanding. Each share of common stock outstanding on the record date will be entitled to cast one vote.

What are the methods of voting?

The shares represented by your properly signed proxy card will be voted in accordance with your directions. If you do not specify a choice with respect to a proposal for which our Board of Directors has made a recommendation, the shares covered by your signed proxy card will be voted as recommended in this proxy statement. We encourage you to vote on all matters to be considered. If on the record date, your shares were not held in your name, but rather were held in an account at a broker, dealer, bank or other nominee (commonly referred to as being held in "street name"), you are the beneficial owner of those shares. A beneficial owner should follow the instructions of his, her or its broker, dealer, bank or other nominee in order to vote any shares.

By signing and returning the proxy card in the enclosed envelope, you are enabling each individual named on the proxy card (known as a "proxy") to vote your shares at the meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the meeting. In this way, your shares will be voted even if you are unable to attend the meeting. If you received more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.

To vote by telephone, please follow the instructions included on your proxy card. If you vote by telephone, you do not need to complete and mail your proxy card.

To vote on the Internet, please follow the instructions included on your proxy card. If you vote on the Internet, you do not need to complete and mail your proxy card.

To vote your shares online at the meeting, please follow the registration instructions as outlined in this proxy statement.

What constitutes a quorum? What is a broker "non-vote"?

Our by-laws provide that a quorum consists of a majority of the shares of common stock outstanding and entitled to vote at the annual meeting. Shares of common stock represented by a properly signed and returned proxy card (including shares properly voted by telephone or on the Internet) will be treated as present at the annual meeting for purposes of determining the existence of a quorum at the annual meeting. Abstentions and broker "non-votes" are counted as present or represented for purposes of determining the existence of a quorum at the annual meeting. A "non-vote" occurs when a broker or nominee holding shares for a beneficial owner returns a proxy card but does not vote that owner's shares on a proposal because the broker or nominee does not have discretionary voting power and has not received instructions from that owner.

KVH Industries, Inc. 2020 Proxy Statement    5

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING OF STOCKHOLDERS AND VOTING

How can I attend the annual meeting?

The annual meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively online. You are entitled to participate in the annual meeting only if you were a stockholder of record as of the close of business on April 20, 2020 or if you hold a valid proxy for the annual meeting. No physical meeting will be held. You will be able to attend the annual meeting online and submit your questions during the meeting by visiting www.meetingcenter.io/219533378. You also will be able to vote your shares online by attending the annual meeting virtually on the Internet.

To participate in the annual meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. The password for the meeting is KVHI2020. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below. The online meeting will begin promptly at 11:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time, leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

How do I register to attend the annual meeting virtually on the Internet?

If you are a shareholder of record (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the annual meeting virtually on the Internet. Please follow the instructions on the proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the annual meeting virtually on the Internet. To register to attend the annual meeting online you must submit proof that you have a legal proxy from your intermediary reflecting your KVH shares, along with your name and email address, to Computershare. Requests for registration must be labeled as "Legal Proxy" and be received no later than 5:00 p.m., Eastern Time, on June 9, 2020. Computershare will send a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us via email by forwarding the email from your bank, broker or other intermediary, or attaching an image of your legal proxy, to legalproxy@computershare.com or by regular mail at the following address:

Computershare
KVH Industries, Inc. Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

Why are you holding a virtual meeting instead of a physical meeting?

We continue to monitor the coronavirus (COVID-19) situation, and we are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments may impose or recommend. For this reason, amongst others, we determined to hold this year's annual meeting solely by means of remote communication. As always, we encourage you to vote your shares prior to the meeting.

What vote is required for approval?

A majority of the votes properly cast at the annual meeting will be necessary to elect each Class III director to a three- year term (proposal 1), to approve the amendment and restatement of the 2016 Plan (proposal 2), to approve, in the non-binding "say on pay" vote, the compensation of our named executed officers (proposal 3), and to approve the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm (proposal 4). A majority of the votes properly cast at the annual meeting will be necessary to approve any other matter that may be properly acted upon at the annual meeting. For more information on majority voting, please see "Board of Directors and Committees of the Board – Corporate Governance—Majority Voting."

What effect do abstentions and broker non-votes have?

Abstentions and broker "non-votes" will not be included in calculating the number of votes cast on any proposal. As a result, abstentions and broker "non-votes" will not have any effect on the outcome of the vote on any proposal.

Who will count the votes?

Our transfer agent, Computershare Trust Company, N.A., will separately tabulate the votes on each matter presented to the stockholders at the annual meeting.

Who is soliciting my vote? Are they paid solicitors?

We are soliciting proxies on behalf of our Board of Directors. No compensation will be paid by any person for our solicitation of proxies. In addition, we will reimburse brokers, dealers, banks and other nominees for the out- of-pocket expenses and other reasonable clerical expenses they incur in obtaining instructions from beneficial owners of our common stock. In addition to our solicitation by mail, our directors, officers and employees may make special solicitations of proxies personally or by telephone, facsimile, courier or e-mail. We expect that the expense of any special

6    KVH Industries, Inc. 2020 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING OF STOCKHOLDERS AND VOTING

solicitation will be nominal. We will pay all expenses incurred in connection with this solicitation.

How can a proxy be revoked?

If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the meeting. In order to revoke your proxy, you must either:

✓
sign and return another proxy card with a later date;

✓
provide written notice of the revocation of your proxy to our secretary;
✓
if you voted by Internet or telephone, follow the instructions for revocation provided by Internet or telephone; or

✓
attend the meeting and vote online.

If you hold your shares in street name, you should follow the instructions of your broker, dealer, bank or other nominee to change your vote.

KVH Industries, Inc. 2020 Proxy Statement    7

PROPOSAL 1 – ELECTION OF DIRECTORS

Proposal 1 concerns the election of two Class III directors for a three-year term.

Our Board of Directors currently consists of seven directors and is divided into three classes. We refer to these classes as Class I, Class II and Class III. The term of one class of directors expires each year at the annual meeting of stockholders. Each director also continues to serve as a director until his or her successor is duly elected and qualified. This year, the term of our Class III directors, Bruce J. Ryan and James S. Dodez, is expiring. After more than 16 years of dedicated service as a member of our Board of Directors, Mr. Ryan's service as a director is expected to conclude at the annual meeting. The Board of Directors thanks Mr. Ryan for his many years of service and is grateful for his valuable contributions to the company.

Our Nominating and Corporate Governance Committee has nominated James S. Dodez and Danelle M. Barrett to serve as Class III directors for a three-year term. Our stockholders last elected Mr. Dodez at our annual meeting of stockholders in June 2017.

Director Nominee

Term Ending 2020

James S. Dodez
Age: 61
Director

James S. Dodez has served as one of our directors since June 2017. He also served as our Strategy Advisor from May 2015 to April 2017. He served as our Senior Vice President of Marketing and Strategic Planning from March 2013 to May 2015, our Vice President of Marketing and Strategic Planning from March 2007 to February 2013, our Vice President of Marketing from October 1998 to March 2007, our Vice President of Marketing and Reseller Sales from 1995 to October 1998 and our Marketing Director from 1986 to 1995. Before joining us, Mr. Dodez was the Marketing Director at Magratten Wooley, Inc., an advertising agency, where he managed KVH's account from 1983 to 1986. Mr. Dodez received a B.S. in business with an emphasis in marketing from Miami University. Our Nominating and Corporate Governance Committee determined that Mr. Dodez should serve as a director because of his experience as a member of our Board of Directors combined with more than 30 years of industry experience and his knowledge of the strategic challenges faced by our company.

8    KVH Industries, Inc. 2020 Proxy Statement

PROPOSAL 1 – ELECTION OF DIRECTORS

New Director Nominee

Danelle M. Barrett
Age: 52
Director Nominee

Danelle M. Barrett has been nominated to serve as one of our directors. Since February 2020, Ms. Barrett has served as a consultant for Deep Water Point, LLC. From March 2017 to October 2019, she served as the Cybersecurity Division Director and Deputy Chief Information Officer of the U.S. Navy, where she managed the U.S. Navy's worldwide cybersecurity strategy, policy and information technology architectures. From July 2015 to March 2017, she served as Director of Current Operations at the United States Cyber Command, where she led a global team providing direction for cyber offensive and defensive operations. From September 2013 to July 2015, Ms. Barrett served as Chief of Staff for the Navy Information Forces Command, a combat force for cyber, intelligence, telecommunications and other missions. From September 2011 to September 2013, she served as Commanding Officer of the Naval Computer and Telecommunications Area Master Station Atlantic, a Navy telecommunications station, and was responsible for 2,700 people in 15 organizations worldwide. Prior to that, she held other positions in the U.S. Navy from 1989 to 2011, including Senior Information Professional Detailer at the Naval Personnel Command from March 2010 to September 2011 and Assistant Chief of Staff for Communications and Combat Systems for Carrier Strike Group Two from November 2007 to March 2010. Ms. Barrett received a Bachelor of Arts in History from Boston University, a Master of Science in Management Information Systems from Syracuse University and Masters of Arts in National Security and Strategic Studies from the U.S. Naval War College, Human Resource Development from Webster University and Management from Webster University. She has published 35 articles. Our Nominating and Corporate Governance Committee determined that Ms. Barrett should be nominated to serve as a director because of her more than 30 years of experience in global telecommunications operations, cybersecurity strategy, policy, and information technology architectures, which, coupled with her military background, offers unique and comprehensive insight to meet the strategic goals of both business units of our company.

Proxies will not be voted at the annual meeting for more than two candidates.

Mr. Dodez and Ms. Barrett have agreed to serve if elected, and we have no reason to believe that they will be unable to serve. If either of them is unable or declines to serve as a director at the time of the annual meeting, proxy cards will be voted for another nominee that our Board of Directors will designate at that time.

A majority of the votes properly cast at the annual meeting will be necessary to elect each Class III director to a three-year term. In accordance with our director resignation policy, Mr. Dodez has submitted his resignation in advance of the annual meeting, and his resignation will only become effective if (a) he fails to receive a majority of the votes properly cast on his re-election and (b) our Board accepts his resignation. For more information about majority voting and our director resignation policy, please see "Board of Directors and Committees of the Board—Corporate Governance—Majority Voting."

Our Board of Directors recommends that you vote FOR the election of James S. Dodez and Danelle M. Barrett as our Class III directors.

KVH Industries, Inc. 2020 Proxy Statement    9

PROPOSAL 2 – APPROVAL OF KVH INDUSTRIES, INC. AMENDED AND RESTATED 2016 EQUITY AND INCENTIVE PLAN

Proposal 2 concerns the approval of an amendment and restatement of our current equity compensation plan to increase the number of shares reserved for issuance under the plan.

We are asking our stockholders to approve the KVH Industries, Inc. Amended and Restated 2016 Equity and Incentive Plan, or the 2016 Plan, which was approved by our Board of Directors on April 22, 2020, subject to stockholder approval. As reflected in the description that follows, the 2016 Plan increases the number of shares reserved for issuance under the plan by 1,800,000, from 3,000,000 to 4,800,000. The 2016 Plan, as originally adopted, already includes provisions intended to "roll over" into the 2016 Plan shares that were subject to awards issued under our earlier plans and outstanding when the 2016 Plan was adopted, that have been or may hereafter be forfeited, canceled, reacquired by us or terminated and that, had they been issued under the 2016 Plan, would have been available for future grants. Pursuant to these provisions, up to an additional 15,000 shares could become issuable under the 2016 Plan upon any such forfeiture, cancellation, reacquisition or termination that occurs after April 20, 2020.

In establishing the number of shares to be added to the 2016 Plan, our Board considered the number of shares expected to be necessary to enable us to continue to make competitive grants under the 2016 Plan for several years. Our Board recommends that stockholders approve the 2016 Plan so that we may continue to provide equity and incentive compensation intended to attract, retain and motivate current and prospective officers, employees, directors and consultants. Our Board believes that stock options and other forms of equity and incentive compensation will promote our growth and provide a meaningful incentive to our officers, employees, directors and consultants to perform well.

As of April 20, 2020, there were outstanding under all of our plans (a) stock options to purchase 1,529,251 shares of our common stock at a weighted average exercise price of $9.68 per share and a weighted average remaining term of 2.43 years (none of which has dividend equivalent rights) and (b) 374,824 unvested shares of restricted stock. At that date, no other equity awards were outstanding under any of our plans, and only 599,514 shares were available for the issuance of new awards under our plans (excluding our employee stock purchase plan).

As of April 20, 2020, there were 17,993,244 shares of our common stock outstanding. The approval of the 2016 Plan will result in potential incremental dilution of our outstanding stock. Based solely on the closing price of our common stock on April 20, 2020 of $8.41 per share, the aggregate market value of the incremental 1,800,000 shares of common stock to be reserved for issuance under the 2016 Plan would be $15,138,000.

A majority of the votes properly cast on the proposal at the annual meeting will be necessary to approve the 2016 Plan.

Our Board of Directors recommends that you vote FOR the approval of the KVH Industries, Inc. Amended and Restated 2016 Equity and Incentive Plan, which increases the number of shares reserved for issuance under the Plan.

Description of the KVH Industries, Inc. Amended and Restated 2016 Equity and Incentive Plan

The following is a summary of the material features of the 2016 Plan. This summary does not purport to be complete and is qualified in its entirety by reference to the 2016 Plan, a copy of which is attached to this proxy statement as Appendix A.

The 2016 Plan provides for the issuance of both cash awards and equity-based awards, denominated in shares of our common stock, including incentive stock options,

non-qualified stock options, stock appreciation rights, restricted stock awards, restricted stock units, unrestricted stock awards, performance share awards and dividend equivalent rights.

Purpose

The purpose of the 2016 Plan is to (a) provide long-term incentives and rewards to our officers, employees, directors and other key persons (including consultants), including those of our subsidiaries, who we believe are in a position to contribute to our long-term success and growth, (b) help us

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attract and retain persons with the requisite experience and ability, and (c) more closely align the interests of these officers, employees, directors and other key persons with the interests of our stockholders.

Administration

The 2016 Plan will be administered by our Board of Directors or a committee of two or more directors who are intended to qualify as "non-employee directors" under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, as determined by the Board. The Board or any such committee in its capacity as administrator of the 2016 Plan is referred to as the "administrator" of the plan. For purposes of awards to directors or officers who are subject to Section 16 of the Exchange Act, the administrator will be deemed to include only directors who are determined by the Board to be "non-employee directors" under Rule 16b-3 under the Exchange Act, and for purposes of performance-based awards, the administrator will be a committee composed of two or more directors who are determined by the Board to be "outside directors" under Section 162(m) of the Code. In general, an outside director is a director who is not a current employee, a former employee who receives compensation for prior services, a former officer, or a person that receives remuneration from us, either directly or indirectly in exchange for goods or services, in any capacity other than as a director. The failure of any person to qualify as a non-employee director or an outside director will not affect the validity of any award granted or other action taken under the plan.

The administrator is generally granted broad authority to administer the 2016 Plan, including the power to determine and modify the terms and conditions, not otherwise inconsistent with the terms of the plan, of any award. The administrator has the power to determine the individuals to whom awards will be granted, the types of awards to be granted, the time of grant, the number of shares to be subject to any award, the terms and conditions of any award, and whether to amend or waive those terms and conditions or accelerate any period of vesting or exercisability. However, the 2016 Plan limits the administrator's ability to take certain actions, including:

Limitation on Repricing — The administrator may not reprice stock options or stock appreciation rights without stockholder approval. For this purpose, "repricing" means reducing the exercise price of any stock option or stock appreciation right; canceling any stock option or stock appreciation right in exchange for a stock option or stock appreciation right with a lower exercise price; canceling any stock option or stock appreciation right in exchange for another award; canceling any stock option or stock appreciation right in exchange for cash (excluding a cash- out on a change of control); or taking any other action that would constitute a repricing under generally applicable accounting principles.

Minimum Vesting Period — The administrator may not grant any award that vests or becomes exercisable within one year after the date of grant, or grant any unrestricted stock award, except that the administrator may issue awards, including unrestricted stock awards, resulting in the issuance of up to 5% of the maximum number of shares available for issuance under the 2016 Plan without regard to these minimum vesting or exercisability requirements.

Minimum Performance Period — Other than by reason of, or in connection with, death, disability or a change of control, the administrator may not, without stockholder approval, accelerate or amend the aggregate period over which any performance share award is measured such that it is less than one year.

If we acquire another company, these limitations do not apply in connection with the initial issuance of any awards that we may issue in substitution for awards issued by that company.

We have not granted any excise tax gross-up protections in connection with any outstanding award under any of our earlier plans, and the 2016 Plan does not provide for any excise tax gross-up.

The administrator may adjust or modify awards granted to participants working outside the United States, and adopt sub-plans, to comply with applicable law and fulfill the purposes of the 2016 Plan.

The administrator may delegate authority to one or more executive officers to grant awards at fair market value to persons who are not subject to Section 16 of the Exchange Act and who are not "covered persons" under Section 162(m) of the Code. The administrator must specify a limit on the number of awards that may be granted and establish guidelines for the exercise price of any stock option, the conversion ratio or price of other awards and vesting criteria.

All decisions and interpretations of the administrator are binding on all persons subject to the plan, including the company and recipients of awards.

Shares available for issuance

The total number of shares of our common stock issuable remaining available for the grant of new awards under the 2016 Plan as of April 20, 2020 is 599,514, plus an additional number of shares (not to exceed 15,000) equal to the number of shares subject to awards issued under our earlier

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plans that are still outstanding and that are forfeited, canceled, reacquired by us or otherwise terminated (other than by exercise) after April 20, 2020, but only if such shares would have been added back to the shares available for issuance under the 2016 Plan if they had been issued pursuant to an award under the 2016 Plan. Any such shares would be added at the ratio of one share for each share subject to such a stock option or stock appreciation right or two shares for each share subject to other types of such awards. Solely for purposes of the overall limitation on the number of shares available under the 2016 Plan, each stock option and stock appreciation right granted under the 2016 Plan will reduce the number of shares available for grant by one share for every one share granted, and each grant of any other type of award (sometimes referred to as a "full value award") will reduce the number of shares available for grant by two shares for every one share granted.

The maximum number of shares with respect to awards that may be granted under the 2016 Plan to any individual may not exceed 250,000 shares (or, in the case of a non- employee director 100,000 shares) in any fiscal year.

If an award is forfeited, cancelled, satisfied without the issuance of shares or otherwise terminated, or if shares were issued pursuant to an unvested full value award and were reacquired by us at no more than the grantee's purchase price, the number of shares that were removed from the pool of available shares under the 2016 Plan with respect to that award will be restored to the pool. However, if an award is exercised through tendering or attesting to the ownership of previously owned shares or through withholding shares that would otherwise be awarded (including shares withheld for tax withholding purposes), the pool of available shares will be reduced by the gross number of shares being exercised, without reduction for the number of shares tendered, attested to or withheld. The 2016 Plan also provides that any shares that we may repurchase with the proceeds from the exercise of any stock option will not be added to the pool of shares available under the plan.

The 2016 Plan authorizes the administrator to grant awards in substitution for stock and other equity-based awards held by employees, directors and other key persons of another company that we may acquire on such terms as the administrator may consider appropriate. Any such substitute awards do not count against the limit on the number of awards that may be granted to any individual under the plan in any fiscal year.

Shares available for issuance under the 2016 Plan include authorized but unissued shares of our common stock and treasury shares, including shares purchased on the open market.

Eligibility

Incentive stock options may only be granted to our employees. All other awards may be granted to our employees, officers, directors and key persons (including consultants and prospective employees). As of April 20, 2020, five directors and 590 employees were eligible to receive awards in the 2016 Plan.

Types of awards

Options.    The 2016 Plan permits the grant of options to purchase common stock that are intended to qualify as "incentive stock options" under the Code and options that do not qualify as incentive stock options, which are referred to as non-qualified stock options. Incentive stock options may only be granted to our employees. Non-qualified stock options may be granted to our employees, officers, directors, consultants or advisors in the discretion of our Board of Directors.

The exercise price of each stock option will be determined by the administrator at the time of grant and may not be less than 100% of the fair market value of our common stock on the date of grant.

The term of each option may not exceed ten years from the date of grant.

If we grant incentive stock options to a person holding 10% or more of our outstanding voting stock, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant, and the term of such option may not exceed five years from the date of grant.

In general, the aggregate fair market value of shares of our common stock subject to incentive stock options granted under the 2016 Plan (and any of our other plans) that may become exercisable for the first time by an optionee during any calendar year may not exceed $100,000.

Stock options become exercisable at such time or times, whether or not in installments, as the administrator shall determine on or after the date of grant.

Stock options are not transferable by the optionee other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, the administrator, in its sole discretion, may provide in the award agreement for a stock option, or may agree in writing with respect to an outstanding stock option, that the optionee may transfer non-qualified stock options to members of his or her immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing to be bound by all of the terms and conditions of the 2016 Plan and the applicable option.

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In general, an optionee may pay the exercise price of an option in cash or, if permitted by the applicable option agreement, by tendering (or attesting to the ownership of) shares of our common stock not subject to restrictions under any plan, by a "cashless exercise" through a broker supported by an irrevocable instruction to such broker to deliver sufficient funds to pay the applicable exercise price, by reducing the number of shares otherwise issuable to the optionee upon exercise of the option by a number of shares having a fair market value equal to the aggregate exercise price of the options being exercised, or by any other method permitted by the administrator.

Stock appreciation rights.    Pursuant to the 2016 Plan, we may grant stock appreciation rights, which are awards entitling the recipient to receive cash or shares of our common stock having a value on the date of exercise equal to the product of (a) the difference between the fair market value of one share of our common stock on the date of exercise and the exercise price of such stock appreciation right, multiplied by (b) the number of shares of stock with respect to which the stock appreciation right shall have been exercised. The exercise price of stock appreciation rights may not be less than 100% of the fair market value of our common stock on the date of grant, and the terms and conditions of stock appreciation rights will be determined from time to time by the administrator, except that the term of any stock appreciation right may not exceed ten years from the date of grant. Stock appreciation rights become exercisable at such time or times, whether or not in installments, as the administrator shall determine on or after the date of grant. Except as specifically provided in an award agreement, stock appreciation rights and all rights with respect to such awards may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

Restricted stock awards.    Pursuant to the 2016 Plan, we may grant restricted stock awards, which are awards entitling the recipient to acquire, at such a purchase price, if any, as the administrator may determine, shares of our common stock subject to such restrictions and conditions as the administrator may determine at the time of grant. Conditions may be based on continuing employment or achievement of pre-established performance goals and objectives. Restricted stock subject to vesting upon the attainment of performance goals or objectives will not vest until the later of (a) the attainment of the stated performance goals or objectives or (b) the completion of a restriction period of at least one year after the date of grant. All other restricted stock will vest after a restriction period of at least three years after the date of grant, provided that any restricted stock with a time-based restriction may become vested incrementally over such three-year period. A holder of a restricted stock award may exercise voting rights upon (a) execution of a written instrument setting forth the award and (b) payment of the applicable purchase price, if any. Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of before the shares are vested, except as specifically provided in a restricted stock award agreement.

Restricted stock units.    Pursuant to the 2016 Plan, we may grant restricted stock units, which are awards entitling the holder, upon vesting of the award, to receive a number of shares of common stock as determined in the award agreement; provided, however, that the administrator, in its discretion, may provide either at the time of grant or at the time of settlement that a restricted stock unit will be settled in cash. The administrator will determine the restrictions and conditions applicable to each restricted stock unit at the time of grant. Conditions may be based on continuing employment or achievement of pre-established performance goals and objectives. Restricted stock units subject to vesting upon the attainment of performance goals or objectives will not vest until the later of (a) the attainment of the stated performance goals or objectives or (b) the completion of a restriction period of at least one year after the date of grant. All other restricted stock units will vest after a restriction period of at least three years after the date of grant, provided that any restricted stock units with a time- based restriction may become vested incrementally over such three-year period. A holder of a restricted stock unit will only have rights as a stockholder upon settlement of restricted stock units if the settlement is made in shares of common stock. Except as specifically provided in an award agreement, restricted stock units and all rights with respect to such awards may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

Unrestricted stock awards.    Pursuant to the 2016 Plan, we may grant unrestricted stock awards, which are awards of shares of common stock free of any restrictions under the plan. The right to receive shares of unrestricted stock on a deferred basis may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

Performance share awards.    Pursuant to the 2016 Plan, we may grant performance share awards, which are awards entitling the recipient to acquire shares of common stock upon the attainment of specified performance goals; provided, however, that the administrator, in its discretion, may provide either at the time of grant or at the time of settlement that a performance share award will be settled in cash. The period during which performance is to be measured for performance share awards shall not, at the time of issuance, be less than one year. Except as

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specifically provided in an award agreement, performance share awards and all rights with respect to such awards may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

Dividend equivalent rights.    Pursuant to the 2016 Plan, we may grant dividend equivalent rights, which are awards entitling the recipient to receive credits based on cash dividends that would be paid on the shares of stock specified in the dividend equivalent right (or other award to which it relates). A dividend equivalent right may be granted as a component of another award (other than a stock option or stock appreciation right), and may provide that such dividend equivalent right shall be settled upon settlement, or payment of, or lapse of restrictions on, such other award, and that such dividend equivalent right shall expire or be forfeited or annulled under the same conditions as such other award.

Cash awards.    The administrator, in its discretion, may provide for cash payments to be made under the 2016 Plan. Cash awards may be made subject to such terms, conditions and restrictions as the administrator considers necessary or advisable.

Performance-based awards to covered employees.    Under the 2016 Plan, we may grant performance-based awards, which are restricted stock awards, restricted stock units, performance share awards and cash awards that are granted to "covered employees," as defined in Section 162(m) of the Code. When we adopted the 2016 Plan, these provisions were intended to allow such awards to qualify as "performance- based compensation" under Section 162(m), which at that time limited to $1 million the amount of compensation for "covered employees" that was deductible for federal income tax purposes, but which also excluded "performance-based compensation" from this limit. In 2017, Section 162(m) was amended to eliminate the exclusion for "performance-based compensation" for future periods, subject to certain limited exceptions. All performance-based awards hereafter granted under the 2016 Plan will be subject to the $1 million limit imposed by Section 162(m). Nonetheless, we anticipate that in the future we may wish to issue equity awards with performance-based features described in the 2016 Plan and, accordingly, have preserved the provisions of the plan regarding performance-based awards.

Participants are only entitled to receive payment for a performance-based award for any given performance period to the extent that pre-established performance goals set by the administrator for the period are satisfied. The criteria that will be used to establish performance goals will be limited to the following: (a) stock price, (b) market share,

(c) gross or net sales, (d) gross or net revenue, (e) return on equity, assets, investment or capital, (f) economic profit (economic value added), (g) total shareholder return, (h) working capital, (i) costs or expenses, (j) margins, (k) earnings (including EBITDA) or earnings per share, (l) cash flow (including adjusted operating cash flow), (m) customer satisfaction, (n) operating income, (o) net income, (p) research and development, (q) product releases, (r) manufacturing, (s) acquisitions, divestitures, joint ventures, licenses or other strategic transactions, or (t) any combination of the foregoing, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group or market index. With respect to a particular performance period, the administrator will have the discretion to select the length of the performance period, the type of performance-based awards to be granted and the goals that will be used to measure the performance for the period. Each award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance goals. In determining the actual size of an individual performance-based award for a performance period, the administrator may reduce or eliminate (but not increase) the award. The maximum number of shares subject to performance-based awards payable to any one covered employee with respect to each year of a performance period is 300,000. With respect to any cash awards, no more than $2,000,000 may be paid to any one covered employee with respect to each year of a performance period.

Automatic director awards

Under a policy adopted by the Compensation Committee in April 2009, as amended in April 2016, each of our non-employee directors will automatically receive, under the 2016 Plan, upon his or her initial election to the Board (or, if already a director, upon first being elected as a non-employee director), a restricted stock award with respect to 10,000 shares of our common stock and will receive, on the date of the first Board meeting following each annual meeting thereafter, a restricted stock award with respect to an additional 5,000 shares, if then serving as a director. Each award will vest in four equal quarterly installments after the date of the grant.

In addition, under this policy, each of our non-employee directors appointed to serve on the Audit Committee of the Board will automatically receive, under the 2016 Plan, upon his or her initial appointment to the Audit Committee, a restricted stock award with respect to 5,000 shares of our common stock and will receive, on each anniversary of such appointment, a restricted stock award with respect to an additional 5,000 shares of common stock, as long as such director continues to serve on the Audit Committee. Each

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award will vest in four equal quarterly installments after the date of grant.

The terms of the automatic grant policy may be changed by the Board of Directors at any time.

Recoupment of compensation

The 2016 Plan provides that all awards under the plan are subject to recoupment or clawback of compensation under any provision of applicable law, any term of any award agreement and any policy that we may adopt from time to time. The administrator is entitled to take whatever action it determines to be necessary or appropriate to recover all or any portion of an award or any stock, payment or other compensation acquired or received in respect of that award arising or resulting from any misconduct, accounting restatement to correct an error, or any other miscalculation, error or mistake. Remedies available to the administrator include the termination, cancellation, reduction, limitation, rescission, amendment or modification of any award or any vesting, issuance of shares, payment or other consideration in respect of any award.

Adjustments for changes in common stock and other events

In the event of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, combination or other similar change in our capital stock, or any merger, consolidation, conversion or sale of all or substantially all of our assets, the administrator will make appropriate or proportionate adjustments to the 2016 Plan and awards outstanding under the plan.

The administrator may also adjust the number of shares subject to awards and the exercise price or other terms of awards to take into consideration material changes in accounting principles or practices, extraordinary dividends, acquisitions or dispositions or other events if the administrator determines that the adjustment is appropriate to avoid distortion in the operation of the plan. No such adjustment will be made to incentive stock options, without the consent of the optionee, if it would constitute a certain type of modification, extension or renewal of the option under the Code.

Effect of a change of control

If we experience a "change of control," as defined in the 2016 Plan, then the administrator will have the sole discretion to take one or more (or none) of the following actions:

•
the administrator may make appropriate provision for each outstanding award to be assumed or to remain outstanding after the change of control, in which case, if in connection with the change of control our common stock is converted into or exchanged for other securities or other property, the administrator will make an appropriate or proportionate adjustment in the securities or property subject to such awards, and any exercise price thereof (but this adjustment does not accelerate the vesting or exercisability of any award, which remains solely within the discretion of the administrator and, subject to any such discretionary acceleration, the holder of any award will not be entitled to receive any substitute consideration (other than securities subject to restriction under a restricted stock award) until the exercise or vesting of that award;

•
the administrator may accelerate the time for exercise of, and waive any or all conditions and restrictions on (including deeming any performance goals to be satisfied at the target level or, in the administrator's discretion, based on actual performance achieved through the effective date of the change of control), each unexercised and unexpired award;

•
the administrator may provide for a cash payment to each holder of an outstanding option or stock appreciation right, in exchange for the termination of such awards, equal to the difference between (1) the product of the fair market value of the per share consideration a holder of one share of our common stock would receive upon consummation of the change of control multiplied by the number of shares subject to such outstanding option or stock appreciation right, to the extent exercisable (including as a result of any acceleration in connection with the change of control) and (2) the aggregate exercise price of the option or stock appreciation right; or

•
each outstanding award may be cancelled by the administrator as of the effective date of a change of control, provided that (x) prior written notice of such cancellation is given to each holder of such an award and (y) each holder of such a stock option or stock appreciation right will have the right to exercise any exercisable award during a specified period of time preceding the effective date of the change of control.

The administrator need not take the same or similar action with respect to any two or more awards and will have the sole discretion to determine whether and to what extent any action it takes will apply to all, or only some, or none of the awards.

In general, a change of control includes (a) any "person" (as that term is used in Section 13(d) and Section 14(d)(2) of the Exchange Act) becoming the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of 50% or more of the combined voting power of our outstanding securities, (b) the consummation of a merger of consolidation, other

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than a transaction in which our voting securities outstanding immediately before such consummation represent more than 50% of the combined voting power of the voting securities of the surviving entity (or a parent) outstanding immediately after such merger or consolidation, (c) the closing of the sale of all or substantially all of our assets, (d) our incumbent directors, and their successors approved by a majority vote, ceasing to constitute at least a majority of the Board and (e) a complete liquidation or dissolution of the company.

Change in status

If the employment or other service relationship of the holder of a stock option or stock appreciation right terminates, the stock option or stock appreciation right may be exercised within the period of time specified in the award agreement, to the extent that the award is vested on the date of termination. If the award agreement does not specify other periods, a stock option or stock appreciation right will terminate immediately upon the date of termination in the event of termination by us for cause (as defined in the 2016 Plan) and will remain exercisable (to the extent vested on the date of termination): (a) in the case of any termination other than for disability (as defined in the 2016 Plan), death or cause, for three months following the date of termination; or (b) in the case of termination for disability or death, or if the holder dies within three months after his or her date of termination, for twelve months following the date of termination. In any event, no stock option or stock appreciation right may be exercised after the expiration of the term of such award.

Amendment or termination

Subject to requirements of law or any stock exchange or similar rules that would require a vote of our stockholders, our Board of Directors may, at any time, amend or discontinue the 2016 Plan, and the administrator may, at any time, amend or cancel any outstanding award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action may adversely affect a recipient's rights under any outstanding award without his or her consent.

New plan benefits

Except for the automatic grants of restricted stock awards to non-employee directors described above, the grant of awards under the 2016 Plan is within the discretion of the administrator. Accordingly, we are unable to determine the number of awards that will be received by or allocated to any participant under the 2016 Plan, except as described below.

The following table provides information concerning the benefits that we can determine will be received by:

•
each executive officer named in the summary compensation table;

•
all current executive officers, as a group;

•
all current directors who are not executive officers, as a group; and

•
all employees who are not executive officers, as a group.

The information in the following table is limited to the annual automatic grants of restricted stock to non- employee directors.

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New Plan Benefits

KVH Industries, Inc. Amended and Restated 2016 Equity and Incentive Plan

Name and Position	Number of Shares
Martin A. Kits van Heyningen President, Chief Executive Officer and Chairman of the Board of Directors	—
Donald W. Reilly Chief Financial Officer	—
Brent C. Bruun Chief Operating Officer	—
All current executive officers, as a group	—
All current directors who are not executive officers, as a group(1)	45,000
All employees who are not executive officers, as a group	—

(1)
Represents the number of shares expected to be granted in 2020 after the annual meeting of stockholders to directors who are not executive officers. Ms. Barrett will receive 10,000 shares of common stock subject to restricted stock awards upon her election as a director. We expect that our other directors who are not executive officers (other than Mr. Tavares, who received 10,000 shares of common stock subject to restricted stock awards upon his election in April 2020) will each receive 5,000 shares of common stock subject to restricted stock awards on the date of the first Board meeting following the annual meeting. We also expect that the three current members of the Audit Committee whose terms are expected to continue after the annual meeting will each receive 5,000 shares of common stock subject to restricted stock awards on reappointment to the Audit Committee. The table does not reflect any restricted stock awards that may be granted to any other director who may be appointed to the Audit Committee after the annual meeting. For more information regarding our equity compensation practices for directors, see "Director Compensation."

Aggregate historical option grants

Under the 2016 Plan, each of the following persons and groups has received options to purchase, in the aggregate from the date of inception of the 2016 Plan until the date of this proxy statement, the number of shares of our common stock following the name or identification of the person or group: Martin A. Kits van Heyningen: 311,727 shares; Brent C. Bruun: 138,154 shares; Donald W. Reilly: 70,815 shares; all current executive officers, as a group: 969,175 shares; Robert Tavares: 0 shares; Danelle M. Barrett: 0 shares; James S. Dodez: 0 shares; Robert Balog: 109,843 shares; Edward Kershenbaum: 107,255 shares; Felise Feingold: 103,579 shares; Daniel R. Conway: 97,005 shares; and all employees who are not executive officers, as a group: 761,303 shares.

Federal income tax consequences of the 2016 Plan

The following tax information is intended only as a brief overview of the current material United States federal income tax laws applicable to the 2016 Plan. The summary does not purport to be a complete description of all federal tax issues, nor does it address any state, local or foreign tax matters. Each award recipient should consult his or her own tax advisors concerning the application of various tax laws that might affect his or her particular situation.

Non-qualified stock options.    The holder of a non- qualified stock option recognizes no income for federal income tax purposes on the grant of the option. On the exercise of a non-qualified stock option, the difference between the fair market value of the common stock on the exercise date and the option exercise price is treated as compensation to the holder of the option, taxable as ordinary income in the year of exercise. That fair market value becomes the basis for the underlying shares, which will be used in computing any capital gain or loss upon disposition of the shares. The capital gain or loss will be long-term gain or loss if the holder has held the stock for more than one year after the date of exercise of the option.

Incentive stock options.    Except as described below with respect to the alternative minimum tax, the holder of an incentive stock option recognizes no income for federal income tax purposes on either the grant or exercise of the option. If the holder does not dispose of the shares acquired upon exercise of the incentive stock option within two years from the date of the grant of the incentive stock option or within one year after exercise of the incentive stock option, any gain realized by the holder on the subsequent sale of the shares will be treated for federal income tax purposes as long-term capital gain. If the holder sells the shares before the expiration of such two- year and one-year periods, which is considered a "disqualifying disposition," the

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PROPOSAL 2 – APPROVAL OF KVH INDUSTRIES, INC. AMENDED AND RESTATED 2016 EQUITY AND INCENTIVE PLAN

difference between the lesser of the value of the shares at the date of exercise or at the date of sale and the exercise price of the incentive stock option will be treated as compensation to the holder taxable as ordinary income, and the excess gain, if any, will be treated as capital gain, which will be long-term capital gain if the shares were held for more than one year after exercise of the option.

The excess of the fair market value of the common stock over the exercise price at the time of exercise of an incentive stock option will constitute an item of tax preference for purposes of the alternative minimum tax. Taxpayers who incur the alternative minimum tax are allowed a credit which may be carried forward indefinitely to be used as a credit against the taxpayer's regular tax liability in a later year; however, the alternative minimum tax credit cannot reduce the regular tax below the alternative minimum tax for that carryover year.

Stock appreciation rights.    The recipient of a stock appreciation right recognizes no income for federal income tax purposes on the grant thereof. On the exercise of a stock appreciation right, the recipient will recognize as ordinary income the difference between the fair market value of the common stock on the date of exercise and the exercise price of the stock appreciation right, multiplied by the number of shares for which the stock appreciation right is exercised. If the recipient of a stock appreciation right does not exercise such right, the recipient will recognize as ordinary income the excess of the fair market value of the common stock on the last day of the term of the stock appreciation right over the exercise price of the stock appreciation right, if any, multiplied by the number of shares of common stock subject to the stock appreciation right.

Restricted stock awards.    The recipient of a restricted stock award usually recognizes income only as the shares of restricted stock issued in connection with the award vest. Upon vesting, the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the vested shares at the time of vesting over any amount paid by the recipient for the vested shares. Upon the subsequent resale of such vested shares, the recipient will recognize capital gain or loss, as the case may be, in an amount equal to the difference between the amount the recipient receives in exchange for the vested shares and the fair market value of the vested shares at the time of vesting. The gain or loss will be long-term capital gain or loss if more than one year has passed since the shares vested.

However, the recipient of a restricted stock award may elect to recognize ordinary income upon the receipt, rather than the vesting, of shares of restricted stock in connection with the award in accordance with Section 83(b) of the Code. In this case, the recipient recognizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares at the time the recipient received the shares over the amount the recipient paid for the shares. Upon the subsequent resale of such vested shares, the recipient will recognize capital gain or loss, as the case may be, in an amount equal to the difference between the amount the recipient receives in exchange for the vested shares and the fair market value of the vested shares at the time the recipient received the shares. The gain or loss will be long-term capital gain or loss if more than one year has passed since the recipient received the shares.

Restricted stock units.    The recipient of a restricted stock unit recognizes no income until the recipient receives shares of common stock issued in connection with the award. Upon such receipt, the recipient recognizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares at the time the recipient received the shares over any amount the recipient paid for the shares. Upon the subsequent disposition of shares received pursuant to a restricted stock unit, the recipient will recognize capital gain or loss, as the case may be, in the amount of the difference between the price received in exchange for the shares and the fair market value of the shares at the time the recipient received them. The gain or loss will be long-term capital gain or loss if more than one year has passed since the recipient received the shares.

Although restricted stock units vest much like restricted stock awards, the Section 83(b) election described above is not available with respect to restricted stock units because such awards are unfunded and unsecured promises to issue stock in the future, and thus are not property as contemplated by that section of the Code.

Unrestricted stock awards.    Upon receipt of common stock pursuant to an unrestricted stock award, the recipient will recognize as ordinary income the difference between the fair market value of the common stock less the amount, if any, the recipient paid for such stock. The recipient's basis in such shares will be equal to the fair market value of the shares on the date of receipt, and this basis will be used in determining any capital gain or loss upon a subsequent disposition of the shares (which will be long-term capital gain if the disposition is more than one year after the date the shares are received).

Performance share awards.    The federal income tax laws applicable to performance share awards are the same as those applicable to restricted stock units, as described above.

Dividend equivalent rights.    There generally will be no tax consequences as a result of the award of a dividend equivalent right. When payment is made, the recipient of the payment generally will recognize ordinary income.

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PROPOSAL 2 – APPROVAL OF KVH INDUSTRIES, INC. AMENDED AND RESTATED 2016 EQUITY AND INCENTIVE PLAN

Cash awards.    There generally will be no tax consequences as a result of the grant of an award providing for a cash payment in the future. When payment is made, the recipient of the payment generally will recognize ordinary income.

Deductibility of awards.    Subject to certain limitations, we may generally deduct on our corporate income tax returns an amount equal to the amount recognized as ordinary income by a recipient of an award under the 2016 Plan in the year in which the recipient recognizes ordinary income upon the exercise of a non-qualified stock option, the disqualifying disposition of an incentive stock option, the receipt or vesting of shares of stock in connection with a restricted stock award, the receipt of an unrestricted stock award, or the receipt of stock or cash in connection with a restricted stock unit, a performance share award, a dividend equivalent right or a cash award.

Section 162(m) of the Code generally prevents us from deducting more than $1.0 million in compensation each year for each of our CEO, our Chief Financial Officer, and our three next most highly paid executive officers, as well as any employee who was in one of these positions in a prior year. Under prior law, the $1.0 million limit did not apply to performance-based compensation that met criteria established by the Internal Revenue Service, but that exception was repealed by legislation effective for years beginning after December 31, 2017. Under transition relief provided by that legislation, certain awards made under the 2016 Plan prior to November 2, 2017 may be covered by that exception, but the exception will not be available for any new awards to be made under the 2016 Plan. Accordingly, we may be unable to deduct some or all of the amounts that may be recognized as ordinary income by our executive officers.

KVH Industries, Inc. 2020 Proxy Statement    19

PROPOSAL 3 – NON-BINDING "SAY ON PAY" VOTE

Proposal 3 concerns an advisory vote on our executive compensation program.

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and Section 14A of the Securities Exchange Act of 1934, as amended, or the Exchange Act, our stockholders are entitled to vote to approve the compensation of our named executive officers at least once every three years. This proposal is commonly referred to as a "say on pay" proposal.

At our 2017 annual meeting of stockholders, our stockholders voted in favor of holding future "say on pay" votes every year, as recommended by our Board of Directors. At the 2019 annual meeting, approximately 81% of the votes cast on the non-binding proposal to approve our executive compensation for 2018 were voted in favor of approval. As set forth in more detail in the executive compensation tables and the accompanying narrative disclosure elsewhere in this proxy statement, we have designed our executive compensation program to provide an appropriate mix of fixed and variable pay to balance executive retention and recruitment with rewards for achieving short-term operational goals and long-term stockholder value. Our 2019 executive compensation program provided for (a) fixed compensation in the form of salaries designed to provide a competitive baseline of compensation, (b) short-term variable compensation in the form of a cash-based incentive compensation program designed to reward achievement of our financial and business goals for 2019 and (c) long-term variable compensation in the form of equity awards designed to reward our executives primarily through increases in the price of our common stock. In March 2019, in order to improve morale and promote the retention of certain of our executive officers, the Compensation Committee decided to prepay a portion of the target amounts that the executives were eligible to earn under our 2019 non-equity incentive compensation plan; these prepaid amounts were non-refundable but would be credited in full against any corporate or business unit incentive compensation amounts earned under the plan. We believe that our executive compensation program appropriately implemented our pay-for-performance philosophy and gave appropriate incentives to our named executive officers to increase stockholder value.

Highlights of our executive compensation program include the following:

•
Base Salary.        Base salaries of our named executive officers provide fixed compensation to reward individual value that the executive brings to us through experience and past and expected future contributions to our success while factoring in our specific needs and the base salaries of executives with comparable responsibilities at similar organizations. With the assistance of Radford Surveys and Consulting, an Aon Consulting Company, or Radford, the Compensation Committee reviewed the base salaries of our named executive officers against those of a peer group of companies and other survey data. We refer to the peer group data and the survey data collectively as the survey data. For 2019, the Compensation Committee concluded that the 2019 base salaries of our named executive officers averaged 3% below the 50th percentile of the survey data. The Compensation Committee determined that an approximately 9% base salary promotion increase was warranted for the named executive officer who was promoted to Chief Operating Officer of the entire company and that an approximately 3% cost of living increase was appropriate for our other named executive officers. We believe that aligning the base salaries of our named executive officers with appropriate benchmarks is especially critical to a competitive compensation program, as other elements of our compensation are determined as a percentage of base salary.

•
Annual Cash-based Incentive Compensation.        In 2019, we utilized a cash-based incentive compensation plan that tied executive pay to the achievement of our annual corporate and business unit performance goals and certain individual performance goals. This incentive program was intended to award compensation based on the degree to which our actual financial results met the corporate and business unit financial goals of our internal business plan and the degree to which the executives met their individual performance goals. Each executive's target amount of incentive compensation for 2019 represented the same percentage of base salary for 2019 as for 2018. In 2019, the Compensation Committee approved a formula for calculating the cash-based incentive compensation of our named executive officers, under which 25% of their target incentive compensation was based on the degree of achievement of our mobile connectivity performance goals, 25% was based on the degree of achievement of our inertial navigation performance goals, 25% was based on the degree of achievement of our corporate performance goals and 25% was based on the degree of achievement of individual performance goals.

The Compensation Committee gave equal weight in the formula to performance at the corporate level and at each business unit level because it wished to align the interests of the named executive officers with strong performance at all levels, to promote accountability for budgeted targets and to promote cooperation across the company. In 2019, the

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PROPOSAL 3 – NON-BINDING "SAY ON PAY" VOTE

target incentive compensation (as a percentage of base salary) selected for the named executive officers averaged 13% below the median of our survey data. The corporate performance portion of the incentive payments was based on the degree of achievement of our goals for revenue and earnings before interest, taxes, depreciation, amortization, acquisition-related expenses, equity-based compensation expenses and any one-time charges approved by the Compensation Committee, or adjusted EBITDA. The business unit performance portions of the incentive payments were each based on the degree of achievement of our goals for the relevant business unit's revenue and business unit profit, which was defined as business unit revenue less cost of goods sold and direct operating expenses attributable to the operation of that business unit, but without deductions for depreciation, amortization, acquisition-related expenses, equity-based compensation expenses, or any one-time charges approved by the Compensation Committee, and without any allocation for corporate engineering, marketing or administrative costs. The Compensation Committee selected revenue, adjusted EBITDA and business unit profit as performance measures because it believed that they measure how well or poorly we performed from a financial standpoint. As noted above, in March 2019, in order to improve morale and promote the retention of certain of our named executive officers, the Compensation Committee decided to prepay a portion of the target amounts that the executives were eligible to earn under the plan; these prepaid amounts were non- refundable but would be credited in full against any corporate or business unit incentive compensation amounts earned under the plan. In March 2020, after reviewing our overall financial performance for 2019, the Compensation Committee determined not to make any awards with respect to the portion of each named executive officer's incentive compensation target attributable to corporate performance or business unit performance beyond the prepaid amounts. Further, the Compensation Committee determined not to award any non-equity incentive compensation to the chief executive officer beyond the prepaid amount. Overall, the CEO received 25% of his target performance incentive compensation for 2019 (representing only the prepaid amount), and the other named executive officers received 44% and 50% of their target performance incentive compensation for 2019, a portion of which (i.e., 25% of the target) was attributable to the prepaid amount and the remainder of which was attributable to achievement of individual performance goals.

The corporate and business unit performance goals established by the Compensation Committee are difficult to achieve. In the past three years, we have not awarded any incentive compensation to any of our named executive officers with respect to our corporate or business unit performance goals, except for the 2019 prepaid amounts noted above and except that in 2017 we awarded one named executive officer 81% of his target incentive compensation attributable to the achievement of performance goals for our mobile connectivity business unit.

•
Long-Term Equity Incentives.        Equity incentives are designed to reward the achievement of long-term growth in the price of our common stock. Except for the retention stock awards discussed below, the equity grants to our named executive officers in 2019 consisted of both options and restricted stock awards, with four-year vesting periods designed to encourage the executives to focus on the long-term performance of our stock price. Consistent with prior years, the Compensation Committee decided to grant a mix of restricted stock and option awards in order to balance the benefit of option awards, which more closely align the interests of our executives with the interests of our shareholders because options generate cash value only with stock price appreciation, with the benefit of restricted stock awards, which offer greater executive retention while aligning the executive's compensation with shareholder interests. The Compensation Committee believed that granting equity incentives was the best method of motivating the named executive officers to manage our operations in a manner that is consistent with the long- term interests of our stockholders. The grant date fair values of the equity awards granted to the named executive officers in 2019 ranged from approximately 65% to 77% of the survey data median for their respective positions.

•
Retention Restricted Stock Awards.        In March 2019, in order to improve morale and promote the retention of certain of our executive officers, the Compensation Committee decided to grant retention restricted stock awards to each named executive officer in amounts equal to 25% of the executive's original target bonus amount, which awards vested in four equal quarterly installments in 2019.

•
Pay Practices.        We do not use certain executive pay practices that stockholder advocates consider to be problematic. For example, we do not provide extensive perquisites to our named executive officers, we do not have long-term employment agreements, we do not have guaranteed severance programs, and we do not provide any tax gross-ups. We have no guaranteed salary increases.

•
Consultant Independence.        Our Compensation Committee's independent consultant is retained directly by the Compensation Committee, provides no other services to us, and has provided the Committee with a written attestation of its independence from management.

KVH Industries, Inc. 2020 Proxy Statement    21

PROPOSAL 3 – NON-BINDING "SAY ON PAY" VOTE

Stockholders are being asked to vote on the following resolution:

RESOLVED: That the stockholders of KVH Industries, Inc. hereby approve, on an advisory basis, the compensation of the corporation's named executive officers, as described in the executive compensation tables and the accompanying narrative disclosure set forth in the corporation's proxy statement for the 2020 annual meeting of stockholders.

Approval of this proposal requires the affirmative vote of the holders of a majority of the votes cast on the proposal at the annual meeting.

As an advisory vote, this proposal is not binding. The outcome of this advisory vote will not determine or overrule any decision by our directors or officers, create or imply any change to the fiduciary duties of our directors or officers or create or imply any additional fiduciary duties for our directors or officers. However, our Compensation Committee and Board of Directors value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

Our Board of Directors unanimously recommends that you vote FOR the approval of the compensation of our named executive officers, as described in the executive compensation tables and the accompanying narrative disclosure set forth in this proxy statement.

22    KVH Industries, Inc. 2020 Proxy Statement

PROPOSAL 4 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal 4 concerns the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2020.

In accordance with its charter, the Audit Committee has selected the firm of Grant Thornton LLP, a registered public accounting firm, to be our independent auditor for the year ending December 31, 2020 and, with the endorsement of the Board of Directors, recommends that stockholders ratify such appointment.

Grant Thornton LLP has served in this capacity since June 6, 2014. We expect that representatives of Grant Thornton LLP will participate in the annual meeting. They will have an opportunity to make a statement if they wish to do so and, if present, will be available to respond to appropriate questions.

A majority of the votes properly cast at the annual meeting will be necessary to ratify the selection by the Audit Committee of our Board of Directors of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2020.

Our Board of Directors unanimously recommends that you vote FOR the proposed ratification of the appointment by our Audit Committee of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2020.

KVH Industries, Inc. 2020 Proxy Statement    23

DIRECTORS AND EXECUTIVE OFFICERS

Our executive officers are appointed by, and serve at the discretion of, our Board of Directors. Kathleen Keating, our senior director of creative and customer experience, is the wife of Martin A. Kits van Heyningen.

Information regarding James S. Dodez and Danelle M. Barrett, our Class III directors being nominated for election at the annual meeting, is presented above under the heading "Proposal 1—Election of Directors." Our other directors and executive officers are as follows:

Directors serving a term expiring at the 2021 annual meeting (Class I directors):

Mark S. Ain
Age: 77
Director
Committee Membership:
➤ Compensation Committee Chairman
➤ Audit Committee Member
➤ Nominating and Corporate Governance Committee Chairman

Mark S. Ain has served as one of our directors since 1997, our Lead Independent Director of the Board since 2012, the Chairman of our Compensation Committee since 1997, a member of our Audit Committee since 2000, a member of our Nominating and Corporate Governance Committee since February 2004, the Chairman of the Nominating and Corporate Governance Committee since February 2015. He serves on the Board of Directors of Kronos Incorporated, which he founded in 1977 and served as CEO until 2005. Mr. Ain also serves on the boards of various other private companies and charitable organizations. Mr. Ain served on the Board of Directors of Xcerra Corporation from September 2001 until October 2018. He received a B.S. from the Massachusetts Institute of Technology and an M.B.A. from the University of Rochester. Our Nominating and Corporate Governance Committee determined that Mr. Ain should serve as a director because of his 23 years of experience as a member of our Board of Directors combined with his executive and management experience serving as founder, chief executive officer and Chairman of the Board of Directors of Kronos Incorporated as well as his experience as a member of the Board of Directors of Xcerra Corporation and various private companies.

Stanley K. Honey
Age: 65
Director
Committee Membership:
➤ Audit Committee Member
➤ Nominating and Corporate Governance Committee Member

Stanley K. Honey has served as one of our directors since 1997 and a member of our Nominating and Corporate Governance Committee since February 2004. Mr. Honey was a member of the Audit Committee from 1997 to 2003 and was reappointed in February 2011. Mr. Honey served as the Director of Technology for the America's Cup Event Authority from April 2011 through December 2013, and as a consultant thereafter. From January 2004 through January 2005, Mr. Honey served as the chief scientist of Sportvision Systems, LLC, which he co-founded in November 1997. He served as president and chief technology officer of Sportvision Systems, LLC, from 2000 to January 2004 and as its executive vice president and chief technology officer from 1998 to 2000. From 1993 to 1997, Mr. Honey served as executive vice president of technology for the New Technology Group of News Corporation. From 1989 to 1993, Mr. Honey served as president and chief executive officer of ETAK, Inc., a wholly owned subsidiary of News Corporation. Mr. Honey founded ETAK in 1983 and served as its executive vice president of engineering until News Corporation acquired it in 1989. Mr. Honey received a B.S. from Yale University and an M.S. from Stanford University. Our Nominating and Corporate Governance Committee determined that Mr. Honey should serve as a director because of his 23 years of experience as a member of our Board of Directors as well as his executive and management experience serving in numerous senior level executive positions, his experience as co-founder of Sportvision Systems, LLC and founder of ETAK and his extensive knowledge of our marine customer base and the industry.

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DIRECTORS AND EXECUTIVE OFFICERS

Directors serving a term expiring at the 2022 annual meeting (Class II directors):

Martin A. Kits van Heyningen
Age: 61
President
➤ Chief Executive Officer
➤ Chairman of the Board of Directors

Martin A. Kits van Heyningen, one of our founders, has served as our president and a director since 1982, chief executive officer since 1990, and as our chairman of the Board of Directors since 2007. From 1980 to 1982, Mr. Kits van Heyningen was employed by the New England Consulting Group, a marketing consulting firm, as a marketing consultant. Mr. Kits van Heyningen received a B.A., cum laude, from Yale University and has been issued eleven patents. Our Nominating and Corporate Governance Committee determined that Mr. Kits van Heyningen should serve as a director because of his more than 33 years of industry experience as well as his executive leadership and management experience as our founder, president, chief executive officer and Chairman of the Board of Directors.

Charles R. Trimble
Age: 78
Director
Committee Membership:
➤ Audit Committee Member Compensation Committee Member
➤ Nominating and Corporate Governance Committee Member

Charles R. Trimble has served as one of our directors since 1999, a member of our Audit Committee since 2001, a member of our Compensation Committee since 2000 and a member of our Nominating and Corporate Governance Committee since February 2004. From 1981 to 1998, he served as the president and chief executive officer of Trimble Navigation Limited, a GPS company that he founded in 1978. Previously, he served as the manager of integrated circuit research and development at Hewlett-Packard's Santa Clara Division. Mr. Trimble is an elected member of the National Academy of Engineering, and he was Chairman of the United States GPS Industry Council from 1996 to 2013. In addition, Mr. Trimble is a member of the California Institute of Technology (Caltech) Board of Trustees. He received a B.S. in engineering physics, with honors, and an M.S. in electrical engineering from the California Institute of Technology. Our Nominating and Corporate Governance Committee determined that Mr. Trimble should serve as a director because of his 21 years of experience as a member of our Board of Directors combined with his executive leadership and management experience as co-founder, president and chief executive officer of Trimble Navigation Limited as well as his experience as an elected member of the National Academy of Engineering, Chairman of the United States GPS Industry Council and a member of the California Institute of Technology Board of Trustees.

KVH Industries, Inc. 2020 Proxy Statement    25

DIRECTORS AND EXECUTIVE OFFICERS

Robert E. Tavares
Age: 58
Director

Robert E. Tavares has served as one of our directors since April 2020. From March 2015 until September 2019, he served as Chief Executive Officer, President and member of the Board of the then-public wireless technology company, API Technologies. Prior to joining API, Mr. Tavares served as President of Crane Electronics Inc., a provider of microelectronic-based solutions for power and microwave applications to the defense, commercial aerospace, and medical markets, from March 2012 to February 2015, President of US Operations at e2v aerospace & defense Inc., a leading supplier of technology solutions in RF power and semiconductors, from July 2011 to March 2012, and in various management roles at Tyco Electronics, M/A Com Division, from May 1985 to February 2010. Mr. Tavares holds a B.S in Engineering from the University of Massachusetts, Dartmouth. Our Nominating and Corporate Governance Committee determined that Mr. Tavares should serve as a director because of his more than 30 years of experience in the commercial and defense applications technology industry combined with his executive leadership and management experience as Chief Executive Officer, President and Board member of API Technologies.

Our executive officers who are not also directors are listed below:

Donald W. Reilly
Age: 61
Chief Financial Officer

Donald W. Reilly has served as our chief financial officer since December 2016. From November 2011 until its acquisition by Melrose Industries PLC in September 2016, Mr. Reilly served as vice president, corporate controller and chief accounting officer of Nortek, Inc., a publicly traded manufacturer and distributor of products and systems for use in building and remodeling homes and commercial structures. From January 2011 to November 2011, Mr. Reilly served as chief financial officer of Evergreen Solar, Inc., a publicly traded manufacturer of solar panels, wafers and cells. In August 2011, Evergreen Solar filed a voluntary petition for reorganization under the United States Bankruptcy Code. From 2000 until January 2011, Mr. Reilly held several senior financial positions at GTECH Corporation, a gaming technology and services company acquired by Lottomatica, SpA in August 2006 (and now part of International Game Technology PLC), including chief financial officer of GTECH from June 2007 to January 2011 and vice president of business and financial planning from 2000 to 2007. Before joining GTECH, Mr. Reilly served as vice president and chief financial officer of Amtrol, Inc., a manufacturer of water system solutions and HVAC products, from 1998 to 2000 and as corporate controller and director of finance for A.T. Cross Company, a publicly traded manufacturer and distributor of fine writing instruments, from 1992 to 1997. Mr. Reilly began his career at Ernst & Young LLP, where he served as a senior audit manager in Providence, Rhode Island and later at its national office in Cleveland, Ohio. He holds a B.S. in accounting from Providence College and is a certified public accountant in Rhode Island.

26    KVH Industries, Inc. 2020 Proxy Statement

DIRECTORS AND EXECUTIVE OFFICERS

Brent C. Bruun
Age: 54
Chief Operating Officer

Brent C. Bruun has served as our chief operating officer with direct responsibility for our corporate development and mobile communication products and services for marine and land markets since July 2016 and direct responsibility for inertial navigation products since November 2018. From November 2012 to June 2016, Mr. Bruun served as our executive vice president of mobile broadband. From January 2011 to November 2012, he served as our senior vice president of global sales and business development. He served as our vice president of global sales and business development from July 2008 to December 2010. From January 2008 until joining KVH, Mr. Bruun worked as a private consultant. From January 2007 until January 2008, Mr. Bruun served as senior vice president of strategic initiatives for SES AMERICOM, a satellite operator providing services via its fleet of 16 geosynchronous satellites covering North America. In this position, he concentrated on global mobile broadband opportunities with particular emphasis on the maritime and aeronautical markets. Other positions held at SES AMERICOM included president of Americom's Managed Solutions Division from July 2004 until December 2006 and senior vice president of business development from July 2002 until June 2004. Previously, Mr. Bruun held positions at KPMG LLP and General Electric. Mr. Bruun holds a B.S. in accounting from Alfred University and is a certified public accountant.

Daniel R. Conway
Age: 66
Executive Vice President, Inertial Navigation

Daniel R. Conway has served as our executive vice president of inertial navigation (formerly guidance and stabilization) since November 2012. From January 2003 to November 2012, he served as our vice president of business development for military and industrial products. From March 2000 to December 2002, Mr. Conway was the vice president of sales and marketing at BENTHOS Inc., an oceanographic technology company with customers in the marine, oil and gas, government and scientific markets. From 1980 to January 2000, he served in a variety of positions at Anteon (formerly Analysis & Technology), including vice president for new business development and acquisition integration from 1997 to January 2000 and vice president of operations for the Newport, Rhode Island operation from 1991 to 1997. Mr. Conway served for five years as a member of the U.S. Navy nuclear submarine force and was a Commander in the U.S. Naval Reserve (Naval Intelligence) for more than 10 years. He is a graduate of the U.S. Naval Academy with post-graduate studies in nuclear engineering, and he received an M.B.A. from the University of Rhode Island.

KVH Industries, Inc. 2020 Proxy Statement    27

DIRECTORS AND EXECUTIVE OFFICERS

Mark Woodhead
Age: 49
Executive Vice President, Mobile Connectivity

Mark Woodhead has served as our executive vice president, mobile connectivity since November 2018. From March 2017 to November 2018, he served as our senior vice president, EMEA, overseeing sales activities in Europe, the Middle East and Africa for our mobile connectivity business. In these positions, Mr. Woodhead also had global responsibility for KVH Videotel, our former maritime training business. Mr. Woodhead previously served as our senior vice president for training and content, having joined KVH through our acquisition of Headland Media, Ltd. in May 2013. Prior to the acquisition, Mr. Woodhead served as managing director of Headland Media, Ltd., a UK-based company that provided television shows, premium movies, sports, news channels, and music for exhibition in commercial locations, including ships at sea. Mr. Woodhead has a strong background in sales, having focused primarily on content licensing and syndication since earning a B.Sc. in politics and economics from the University of Newcastle-upon-Tyne in 1993.

Elizabeth Jackson
Age: 49
Chief Marketing Officer & Senior Vice President of Strategy

Elizabeth Jackson has served as our chief marketing officer and senior vice president of strategy since November 2017. Before joining us, from March 2015 to November 2017, she held the position of chief marketing officer at DOTS Technology Corp., a company building a novel protein detection platform for consumer and industrial use. Ms. Jackson held chief marketing officer positions from February 2014 to March 2015 at HookLogic, Inc., an advertising technology performance marketing company, and from May 2011 to December 2013 at Summer Infant Inc., a publicly traded durable goods company. From 2007 to 2010, she was a consultant for Playtex Baby, a baby products division of Playtex Products Inc. Ms. Jackson has a B.A. from Princeton University and an M.B.A. from INSEAD in France.

Robert J. Balog
Age: 56
Chief Technology Officer

Robert J. Balog has served as our chief technology officer since November 2018. Previously, he served as our senior vice president, engineering from October 2008 to January 2019 and vice president of engineering, satellite products from February 2005 to October 2008. From June 2003 to January 2005, Mr. Balog served as president of his own engineering contract services company, Automation Services, Inc., a contract product development and services group specializing in a wide range of automation solutions. From June 2001 to May 2003, Mr. Balog served as vice president of engineering at ADE Corporation. From 1989 to April 2001, Mr. Balog held a number of positions at Speedline Technologies, Inc., a supplier of capital equipment to the electronics assembly industry, including general manager and vice president of research and development. He has served on the Board of Directors of the Surface Mount Equipment Manufacturers Association, serving as Chairman and numerous other positions. Mr. Balog is the recipient of 14 U.S. patents. Mr. Balog holds a B.S. in Computer Science from Purdue University.

28    KVH Industries, Inc. 2020 Proxy Statement

DIRECTORS AND EXECUTIVE OFFICERS

Felise B. Feingold
Age: 50
Senior Vice President, General Counsel, Compliance Officer, Chief Data Privacy Officer, and Secretary

Felise B. Feingold has served as our senior vice president since June 2019, vice president, general counsel and secretary since August 2007, our compliance officer since December 2017 and our chief data privacy officer since August 2018. Before joining us, from January 2004 until July 2007, she held the position of vice president and general counsel for The Jean Coutu Group (PJC) USA, Inc., which operated the Brooks/Eckerd pharmacy chain, comprising more than 1,800 stores. Her other experience includes six years, from September 1998 to December 2004, as an attorney with the international law firm of McDermott, Will & Emery. Ms. Feingold holds a B.A. in government from Cornell University, a J.D. from Hofstra University School of Law, and an M.B.A. from Boston University Graduate School of Management.

Jennifer Baker
Age: 42
Vice President, Chief Accounting Officer

Jennifer L. Baker has served as our chief accounting officer and corporate controller since September 2016, becoming our principal accounting officer in May 2017 and vice president in January 2019. Previously, from November 2014 to September 2016, she served as our corporate controller. From October 2013 to November 2014, she served as our assistant controller. From December 2012 to September 2013, Ms. Baker served as director of corporate accounting and SEC reporting at Lionbridge Technologies, Inc., then a publicly traded provider of professional translation and localization services. From December 2010 to December 2012, Ms. Baker served as senior manager at The Corporate Finance Group, Inc., a financial consulting firm providing advisory services on a variety of complex accounting, reporting, and tax issues. Her other experience includes over nine years at KPMG LLP, leaving the firm as an audit senior manager. Ms. Baker is a certified public accountant and holds a B.S. in accounting and masters of accountancy from the Pamplin College of Business at Virginia Polytechnic Institute and State University.

KVH Industries, Inc. 2020 Proxy Statement    29

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION

Our executive compensation program provides a mix of fixed and variable pay to balance executive retention with rewards for achieving short-term operational performance goals and creating long-term stockholder value and encouraging executive retention. Our 2019 executive compensation program provided for (a) fixed compensation in the form of salaries designed to provide a competitive baseline of compensation, (b) short-term variable compensation in the form of a cash-based incentive compensation program designed to reward achievement of our financial and business goals for 2019, a portion of which was prepaid in March 2019 on a non-refundable basis to improve morale and promote the retention of certain of our executive officers, and (c) long-term variable compensation in the form of equity awards designed to reward our executives primarily through increases in the price of our common stock.

Summary Compensation Table For 2019

The following table provides information concerning the compensation earned by our CEO and each of our two most highly compensated executive officers other than the CEO (collectively with the CEO, our "named executive officers") during 2019.

In 2019, the salary and bonus (including the non-equity incentive plan compensation) of our named executive officers as a percentage of total compensation ranged from 45% to 58%.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Martin A. Kits van Heyningen	2019	522,833	118,638	446,516	328,739	—	20,382	1,437,108
President, Chief Executive Officer and	2018	507,605	41,000	324,434	327,340	114,211	22,488	1,337,078
Chairman of the Board of Directors
Brent C. Bruun	2019	400,000	61,000	210,972	150,904	45,000	23,400	891,276
Chief Operating Officer	2018	365,474	1,000	140,154	141,408	54,821	23,250	726,107
Donald W. Reilly	2019	318,270	40,784	159,910	120,070	38,988	8,584	686,606
Chief Financial Officer	2018	309,000	28,000	118,492	119,559	38,625	8,250	621,926

(1)
For 2019, reflects non-refundable, pre-paid portions of non-equity incentive plan compensation for 2019 determined and paid in March 2019. For 2018, reflects discretionary bonuses awarded in March 2018. For both 2019 and 2018, also reflects $1,000 annual holiday bonuses earned and paid in 2019 and 2018, respectively.
(2)
Amounts shown do not reflect compensation actually received by the named executive officer. Instead, the amounts shown represent the aggregate grant date fair value, computed using the closing price of our common stock on the date of grant in accordance with Accounting Standards Codification 718, Compensation – Stock Compensation (ASC 718), of restricted stock awards granted during each year, excluding the impact of estimated forfeitures related to service-based vesting conditions. For 2019, these amounts represent restricted stock awards granted to each of the named executive officers in March 2019 and June 2019. The awards granted in June 2019 vest in four equal annual installments. For more information on the retention restricted stock awards granted in March 2019 that vested in four equal quarterly installments, see "Proposal 2 – Non-Binding 'Say on Pay' Vote – Retention Restricted Stock Awards."
(3)
Amounts shown do not reflect compensation actually received by the named executive officer. Instead, the amounts shown represent the aggregate grant date fair value, computed using the Black-Scholes option pricing model in accordance with ASC 718, of options granted during each year, excluding the impact of estimated forfeitures related to service-based vesting conditions. The assumptions made to determine the value of these awards are set forth in Note 7 of our Consolidated Financial Statements included in our annual report on Form 10-K for the year ended December 31, 2019, as filed with the SEC on February 28, 2020.
(4)
For 2019, the table reflects amounts that were earned under our management incentive plan for 2019 performance that were determined and paid in March 2020. In addition, a portion of each executive's non-equity incentive plan compensation (representing 25% of the executive's original target bonus amount) was pre-paid in March 2019. Because those amounts were not refundable, they are reported in the "Bonus" column rather than the "Non-Equity Incentive Plan Compensation" column. For 2018, the table reflects amounts that were earned under our management incentive plan for 2018 performance and that were determined and paid in March 2019.
(5)
Reflects the value of 401(k) matching contributions and automobile and housing allowances. Mr. Kits van Heyningen's automobile allowance was $12,852 and $15,114 for 2019 and 2018, respectively. Mr. Bruun's automobile and housing allowance was $15,000 for both 2019 and 2018. Our named executive officers did not receive any other perquisites, or personal benefits.

For information regarding the material terms of our management incentive plan for 2019 and equity awards granted in 2019, see "Proposal 3 – Non-Binding 'Say on Pay' Vote – Annual Cash-Based Incentive Compensation" and "Long-Term

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COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Equity Incentives" beginning on page 20 and the table below entitled "Outstanding Equity Awards at December 31, 2019", including the footnotes.

Outstanding Equity Awards at December 31, 2019

The following table provides information concerning outstanding equity awards held by the named executive officers on December 31, 2019.

	Option Awards				Stock Awards

Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Option Exercise Price ($)	Option Expiration Date(2)	Grant Date of Shares of Stock That Have Not Vested	Number of Shares of Stock That Have Not Vested (#)(3)	Market Value of Shares of Stock That Have Not Vested ($)(4)
Martin A. Kits van Heyningen					2/17/2016	12,500	139,125
					3/30/2017	18,549	206,450
					6/6/2018	21,533	239,662
					6/5/2019	35,250	392,333
	90,000	—	12.79	3/9/2020
	58,922	58,921	7.85	3/30/2022
	21,421	64,261	11.30	6/6/2023
	—	108,202	9.33	6/5/2024
Brent C. Bruun					2/17/2016	5,000	55,650
					3/30/2017	8,102	90,175
					6/6/2018	9,302	103,531
					6/5/2019	16,181	180,095
	25,736	25,735	7.85	3/30/2022
	9,254	27,760	11.30	6/6/2023
	—	49,699	9.33	6/5/2024
Donald W. Reilly					2/17/2017	11,000	122,430
					6/6/2018	7,864	87,526
					6/5/2019	12,875	143,299
	7,824	23,471	11.30	6/6/2023
	—	39,520	9.33	6/6/2024

(1)
Except for options granted in 2017, options vest and become exercisable in equal installments on the first four anniversaries of the grant date. Options granted in 2017 (which expire in 2022) vest and become exercisable in four equal installments, the remaining dates of which are below for each of the following named executive officers: Mr. Kits van Heyningen: 4/25/2020 and 3/4/2021; and Mr. Bruun: 4/18/2020 and 3/11/2021.
(2)
Each option was granted five years before the option expiration date and has a five-year term.
(3)
Except as described below, restricted stock awards vest in equal installments on the first four anniversaries of the grant date. Restricted stock awards granted in 2017 vest in four equal installments, the remaining dates of which are below for each of the following named executive officers: Mr. Kits van Heyningen: 4/3/2020 and 3/26/2021; Mr. Bruun: 4/10/2020 and 3/19/2021; and Mr. Reilly: 2/17/2020 and 2/17/2021. The retention restricted stock awards granted in March 2019 to Messrs. Kits van Heyningen in the amount of 11,108 shares; Bruun in the amount of 5,666 shares; and Reilly in the amount of 3,757 shares, vested in four equal quarterly installments on 3/31/2019, 6/30/2019, 9/30/2019 and 12/31/2019 and, accordingly, were no longer outstanding on December 31, 2019. For more information on the retention restricted stock awards granted in March 2019, see "Proposal 2 – Non-Binding 'Say on Pay' Vote – Retention Restricted Stock Awards"
(4)
Market value is calculated by multiplying the number of restricted stock awards that have not vested by $11.13, which was the closing price of our common stock on the Nasdaq Global Select Market on December 31, 2019.

Director Compensation

Our director compensation program for 2019 was unchanged from 2018. At the first meeting of the Board of Directors following the annual meeting of stockholders, continuing non-employee directors automatically receive a restricted stock award of 5,000 shares of our common stock. Each restricted stock award vests in four equal quarterly installments after the date of grant. In accordance with this policy, each of Messrs. Ain, Dodez, Honey, Ryan and Trimble, five of our six non-employee directors, received a restricted stock award of 5,000 shares of common stock effective August 20, 2019, the fair value of which was $44,500 on the date of grant.

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COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

In addition, each non-employee director who is appointed to serve on the Audit Committee of our Board of Directors will receive, on the date of his or her initial appointment, a restricted stock award of 5,000 shares of our common stock and an additional restricted stock award of 5,000 shares on each annual reappointment to the Audit Committee. Each restricted stock award vests in four equal quarterly installments after the date of grant. In accordance with this policy, each of Messrs. Ain, Honey, Ryan and Trimble received a restricted stock award of 5,000 shares of common stock effective August 20, 2019, the fair value of which was $44,500 on the date of grant.

Each newly elected non-employee director will automatically receive on the date of his or her election a restricted stock award of 10,000 shares of our common stock. Each initial grant will vest in four equal quarterly installments after the date of grant.

We also paid our non-employee directors a $26,250 annual retainer and $2,625 for each regularly scheduled quarterly Board meeting attended during 2019.

Non-employee directors who also served as members of the Audit and Compensation Committees received additional annual compensation of $3,150 and $2,100, respectively, except that the Chairman of each of the Audit and Compensation Committees received additional annual compensation of $6,825 and $3,150, respectively, during 2019. No other cash compensation was paid for attending any other Board or Committee meetings. Directors who are employees did not receive separate fees for their services as directors. We paid compensation to Martin A. Kits van Heyningen as set forth in the "Summary Compensation Table For 2019".

Director Compensation Table for 2019

The following table provides information regarding the compensation of our directors who are not named executive officers for 2019.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)(2)
Bruce J. Ryan	45,675	89,000	134,675
Mark S. Ain	43,050	89,000	132,050
Charles R. Trimble	42,000	89,000	131,000
Stanley K. Honey	39,900	89,000	128,900
James S. Dodez	36,750	44,500	81,250

(1)
Amounts shown do not reflect compensation actually received by the director. Instead, the amounts shown represent the aggregate grant date fair value, computed using the market price on the date of grant in accordance with ASC 718, of restricted stock awards granted during 2019, excluding the effect of estimated forfeitures.
(2)
Amounts shown reflect actual cash earned during 2019 as well as the aggregate grant-date fair value of stock awards granted during 2019. Refer to the "Outstanding Director Equity Awards at December 31, 2019" table for information concerning outstanding equity awards held by our non-employee directors.

Outstanding Director Equity Awards at December 31, 2019

The following table provides information concerning outstanding equity awards held by our directors who were not named executive officers on December 31, 2019.

	Stock Awards

Name	Grant Date of Shares of Stock That Have Not Vested	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested($)(1)
Bruce J. Ryan	8/20/2019	7,500(2)	83,475
Mark S. Ain	8/20/2019	7,500(2)	83,475
Charles R. Trimble	8/20/2019	7,500(2)	83,475
Stanley K. Honey	8/20/2019	7,500(2)	83,475
James S. Dodez	8/20/2019	3,750(2)	41,738

(1)
Value is calculated by multiplying the number of restricted stock awards that have not vested by $11.13, the closing price of our common stock on the NASDAQ Global Select Market on December 31, 2019.
(2)
Amounts reflect restricted stock awards granted on August 20, 2019, which vest in four equal quarterly installments, the first of which vested on November 20, 2019.

32    KVH Industries, Inc. 2020 Proxy Statement

EQUITY COMPENSATION PLANS

The following table provides information as of December 31, 2019 regarding shares authorized for issuance under our equity compensation plans, including individual compensation arrangements. The table does not include the incremental 1,800,000 shares proposed to be added to the 2016 Plan pursuant to Proposal 2.

The outstanding equity compensation plans approved by our stockholders as of December 31, 2019 were the 2016 Plan, and our 2006 Stock Incentive Plan. Under the 2016 Plan, each share issued under awards other than options and stock appreciation rights reduces the number of shares reserved for issuance by two shares (but reduces the maximum annual number of shares that may be granted to a participant only by one share), and each share issued under options or stock appreciation rights reduces the number of shares reserved for issuance by one share.

The following table does not reflect grants from January 1, 2020 through April 20, 2020 of 10,000 restricted stock awards with a weighted-average grant-date fair value of $9.17 per share.

The restricted stock awards and stock options reflected in the table were granted on the following terms as determined by the Compensation Committee: (a) in the case of restricted stock awards, the grantee received the restricted stock award without payment of cash consideration, and (b) in the case of stock options, the exercise price per share of the stock option was equal to the closing price of our common stock on the Nasdaq Global Select Market on the date of the grant. As of December 31, 2019, we did not have any equity compensation plans not approved by our stockholders.

Equity Compensation Plan Information as of December 31, 2019

Plan category	Number of shares to be issued upon exercise of outstanding options, warrants and rights (#) column (a)		Weighted-average exercise price of outstanding options, warrants and rights ($) column (b)	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)(#)) column (c)
Equity compensation plans approved by stockholders	1,624,251	(1)	9.86	1,293,456(2)
Equity compensation plans not approved by stockholders	—		—	—
Total	1,624,251	(1)	9.86	1,293,456(2)

(1)
Does not include 498,356 shares of restricted stock granted under the 2016 Plan which were not vested as of December 31, 2019 and therefore subject to forfeiture. The weighted-average grant-date fair value of these shares of restricted stock was $9.51.
(2)
Each share issued under awards other than options or stock appreciation rights reduces the number of shares reserved for issuance by two shares (but reduces the maximum annual number of shares that may be granted to a participant only by one share), and each share issued under options or stock appreciation rights reduces the shares reserved for issuance by one share. Includes 890,966 shares of common stock reserved for issuance under our Amended and Restated 1996 Employee Stock Purchase Plan.

KVH Industries, Inc. 2020 Proxy Statement    33

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

At the close of business on April 20, 2020 there were 17,993,244 shares of our common stock outstanding. On April 20, 2020, the closing price of our common stock as reported on the NASDAQ Global Select Market was $8.41 per share.

Principal stockholders

The following table provides, to the knowledge of management, information regarding the beneficial ownership of our common stock as of April 20, 2020, or as otherwise noted, by:

•
each person known by us to be the beneficial owner of
more than five percent of our common stock;

•
each of our directors;

•
each executive officer named in the summary compensation table; and

•
all of our current directors and executive officers as a group.

34    KVH Industries, Inc. 2020 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The persons named in this table have sole voting and investment power with respect to the shares listed, except as otherwise indicated. The inclusion of shares listed as beneficially owned does not constitute an admission of beneficial ownership. Shares included in the "Right to acquire" column consist of shares that may be purchased through the exercise of options that are vested or will vest within 60 days after April 20, 2020.

	Shares beneficially owned

	Outstanding	Right to acquire	Total	Percent
5% Stockholders
Systematic Financial Management, L.P.(1) 300 Frank W. Burr Blvd., Glenpointe East, 7 Floor Teaneck, NJ 07666	1,732,833	—	1,732,833	9.6

Vintage Capital Management, LLC(2) 4705 S. Apopka Vineland Road, Suite 206 Orlando, FL 32819	1,700,000	—	1,700,000	9.4

BlackRock, Inc.(3) 55 East 52 Street New York, NY 10055	1,224,627	—	1,224,627	6.8

Dimensional Fund Advisors LP(4) Building One 6300 Bee Cave Road Austin, TX 78746	1,217,419	—	1,217,419	6.8

Needham Investment Management, L.L.C.(5) 250 Park Avenue, 10th Floor New York, NY 10117-1099	1,129,498	—	1,129,498	6.3

Directors
Martin A. Kits van Heyningen(6)	840,035	174,267	1,014,302	5.5

Stanley K. Honey(7)	156,875	2,500	159,375	*

Mark S. Ain(8)	153,246	2,500	155,746	*

Charles R. Trimble(9)	122,000	2,500	124,500	*

Bruce J. Ryan	110,000	2,500	112,500	*

James S. Dodez(10)	43,781	1,250	45,031	*

Robert E. Tavares	10,000	—	10,000	*

Other Named Executive Officers
Brent C. Bruun	127,056	76,677	203,733	1.1

Donald W. Reilly	40,882	31,369	72,251	*

All current directors and executive officers as a group (15 persons)(11)	1,917,114	501,717	2,418,831	13.1

*
Less than one percent.
(1)
Information is based on a Schedule 13G filed by Systematic Financial Management, L.P. with the SEC on February 13, 2020. The Schedule 13G states that Systematic Financial Management, L.P. has sole voting power for 1,122,221 shares and sole dispositive power for 1,732,833 shares.
(2)
Information is based on a Schedule 13D/A filed jointly by Vintage Capital Management, LLC, Kahn Capital Management, LLC, and Brian R. Kahn with the SEC on February 6, 2020. The Schedule 13D/A indicates that Kahn Capital Management, LLC is a member and majority owner of Vintage Capital Management, LLC and that Brian R. Kahn is the manager and a member of Vintage Capital Management, LLC and the manager and sole member of Kahn Capital Management, LLC. The Schedule 13D/A states that each reporting person may be deemed to share voting and dispositive power for all 1,700,000 shares.
(3)
Information is based on a Schedule 13G/A filed by BlackRock, Inc. with the SEC on February 5, 2020. The Schedule 13G/A states that BlackRock, Inc. has sole voting power for 1,198,244 shares and sole dispositive power for 1,224,627 shares.
(4)
Information is based on a Schedule 13G/A filed by Dimensional Fund Advisors LP with the SEC on February 12, 2020. The Schedule 13G/ A states that Dimensional Fund Advisors LP has sole voting power for 1,165,380 shares and sole dispositive power for 1,217,419 shares.
(5)
Information is based on a Schedule 13G/A filed jointly by Needham Investment Management L.L.C., Needham Asset Management, LLC and George A. Needham with the SEC on February 14, 220. The Schedule 13G/A indicates that Needham Asset Management, LLC is the managing member of Needham Investment Management L.L.C. and that George A. Needham is a control person of Needham Asset Management, LLC. The Schedule 13G/A states that each reporting person may be deemed to share voting and dispositive power for all 1,129,498 shares.
(6)
Includes 10,915 shares of common stock held by Martin A. Kits van Heyningen's spouse, who is our creative director.
(7)
Includes 106,250 shares of common stock held in trust for Stanley K. Honey and spouse.
(8)
Includes 43,000 shares of common stock held in trust for Mark S. Ain.
(9)
Includes 25,000 shares of common stock held by Charles R. Trimble's spouse.
(10)
Includes 1,400 shares of common stock held by James S. Dodez's spouse / child.
(11)
Includes 2,523 shares of common stock held by Daniel R. Conway's spouse.

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BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

Director Independence

A majority of our directors are independent directors under the rules of the Nasdaq Stock Market. Our Board of Directors has determined that our independent directors are Messrs. Ain, Dodez, Honey, Ryan, Tavares and Trimble.

Board Meetings

During 2019, our Board of Directors met five times. Each incumbent director attended at least 75% of the total number of meetings held by the Board and the committees of the Board on which he served during 2019. To the extent reasonably practicable, directors are expected to attend Board meetings, meetings of committees on which they serve, and our annual meeting of stockholders. Last year, one of the six individuals then serving as directors attended the annual meeting.

Board Leadership Structure

Martin A. Kits van Heyningen currently serves as our President, Chief Executive Officer and Chairman of the Board. The Board has determined that, at present, combining the positions of Chairman of the Board and Chief Executive Officer serves the best interests of KVH and our stockholders. The Board believes that the CEO's extensive knowledge of our businesses, expertise and leadership skills make him a more effective Chairman than an independent director.

The functions of the Board are carried out by the full Board, and when delegated, by the Board committees. The Board has delegated significant authority to the Audit, Compensation and Nominating and Corporate Governance Committees, each of which is comprised entirely of independent directors. The independent directors typically meet in an executive session at regularly scheduled Board meetings and additional executive sessions may be convened at any time at the request of a director.

The independent directors have designated Mr. Ain to serve as our Lead Independent Director. The Lead Independent Director will, among other functions, preside at all meetings of the Board at which the Chairman is not present and will serve as a liaison between the CEO and the independent directors. The Lead Independent Director also presides at executive sessions of the independent directors.

Risk Management

Our Board of Directors administers its risk oversight role both directly and through its Committee structure. The Board consists of only seven directors, six of whom are independent directors and one of whom is our President and CEO. Of the six independent directors, three serve on each of the three principal Board committees, which makes them knowledgeable about the aspects of our business under the jurisdiction of those committees. The Board's Audit Committee meets frequently during the year and discusses with management, our CFO and our independent auditor: (a) current business trends affecting us; (b) the major risk exposures that we face; (c) the steps management has taken to monitor and control these risks; and (d) the adequacy of internal controls that could significantly affect our financial statements. The Board also receives regular reports from senior management about business plans and opportunities, as well as the challenges and risks associated with implementing those plans and taking advantage of new opportunities.

Board Committees

Our Board of Directors has three standing committees: the Audit Committee, the Nominating and Corporate Governance Committee, and the Compensation Committee. Each member of the Audit Committee, the Nominating and Corporate Governance Committee, and the Compensation Committee meets the independence requirements of the Nasdaq Stock Market for membership on the committees on which he serves. The Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee each have the authority to retain independent advisors and consultants. We pay the fees and expenses of these advisors. Our Board of Directors has adopted a written charter for each of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee. We have made each of these charters available through the Investors Relations page of our website at https://ir.kvh.com/investor-resources/committee-composition.

Audit Committee

As of December 31, 2019, our Audit Committee was comprised of Messrs. Ain, Honey, Ryan, and Trimble. Our Audit Committee provides the opportunity for direct contact between our independent registered public accounting firm and members of the Board of Directors; the auditors report

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BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

directly to the Committee. The Committee assists the Board in overseeing the integrity of our financial statements, our compliance with legal and regulatory requirements, our cybersecurity, our independent registered public accounting firm's qualifications and independence, and the performance of our independent registered public accounting firm. The Committee is directly responsible for appointing, compensating, evaluating and, when necessary, terminating our independent registered public accounting firm. Our Audit Committee has established procedures for the treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential and anonymous submission by our employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. Our Board has determined that Mr. Ryan is an Audit Committee financial expert under the rules of the SEC. Our Audit Committee met four times during 2019. For additional information regarding the Audit Committee, please see "Report of the Audit Committee."

Nominating and Corporate Governance Committee

As of December 31, 2019, our Nominating and Corporate Governance Committee was comprised of Messrs. Ain, Honey, Ryan and Trimble. Our Nominating and Corporate Governance Committee's responsibilities include providing recommendations to our Board of Directors regarding nominees for director and membership on the committees of our Board. An additional function of the committee is to develop corporate governance practices to recommend to our Board and to assist our Board in complying with those practices. Our Nominating and Corporate Governance Committee met once during 2019.

Compensation Committee

As of December 31, 2019, our Compensation Committee was comprised of Messrs. Ain, Ryan and Trimble. The Compensation Committee's responsibilities include providing recommendations to our Board regarding the compensation levels of directors, reviewing and approving the compensation levels of executive officers, providing recommendations to our Board regarding compensation programs, administering our incentive-compensation plans and equity-based plans, authorizing grants under our stock option and incentive plans, and authorizing other equity compensation arrangements. Our Compensation Committee met twice during 2019.

Compensation Committee Authority; Delegation.    Our Board of Directors has delegated to the Compensation Committee of our Board of Directors the authority to administer compensation programs for our executive officers and non-employee directors. All principal elements of compensation paid to our executive officers and directors are subject to approval by the Compensation Committee. Specifically, our Board has delegated authority to the Compensation Committee to determine and approve (1) our compensation philosophy, including evaluating risk management and incentives that create risk, (2) annual base salaries, cash-based incentive compensation and equity-based compensation for our executive officers, (3) equity-based compensation for our non-executive employees and (4) the compensation of our non-employee directors, including cash and equity-based compensation. Under the terms of our 2016 Plan, the Compensation Committee may delegate authority to one or more executive officers to grant awards at fair market value to persons who are not subject to Section 16 of the Exchange Act and who are not "covered persons" under Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee must specify a limit on the number of awards that may be granted and establish guidelines for the exercise price of any stock option, the conversion ratio or price of other awards and vesting criteria. The Compensation Committee has not delegated any such authority.

Compensation Committee Process; Role of Executives.    The base salary and equity award for each executive, together with the annual cash-based incentive compensation plan for all executives, are generally established within the first quarter of each fiscal year at meetings of the Compensation Committee held for this purpose. In 2019 and 2018, equity awards were granted in the second quarter. These meetings generally follow one or more informal presentations or discussions of our financial performance, including achievement of performance targets, for the prior fiscal year and an internal business plan for the then-current fiscal year for goal-setting purposes. In deciding the compensation to be awarded to the executive officers other than the CEO, the Compensation Committee typically reviews and evaluates recommendations from the CEO and the CFO. The members of the Compensation Committee discuss these recommendations with the CEO. In deciding the compensation to be awarded to the CEO, the Compensation Committee typically receives a written self-assessment from the CEO and recommendations from the Chairman of the Compensation Committee. The members of the Compensation Committee then discuss the Chairman's recommendations. The CEO is not present at the time of these deliberations. The Compensation Committee may accept or adjust any recommendations, and the Compensation Committee makes all final compensation decisions.

Role of Compensation Consultant.    Since 2005, the Compensation Committee has engaged Radford as its independent compensation consultant to assist in creating an effective and competitive executive compensation

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BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

program and to advise on related matters. Radford periodically provides comparative market data on compensation practices and programs based on an analysis of executive compensation data, including survey data. Radford also provides guidance on industry best practices. In 2019, Radford advised the Compensation Committee in (1) determining base salaries for executives, (2) determining the targets for total cash-based incentive compensation as a percentage of base salary, and (3) designing and determining individual equity grants for the long-term incentive plan for executives.

Radford's competitive assessment with respect to base salary, cash-based incentive compensation and equity-based compensation for 2019 was taken into consideration by the Compensation Committee when setting base salaries and making changes to the cash-based incentive compensation and equity-based compensation components of the executive compensation program for 2019. Neither Radford nor any of its affiliates provided any services to us in 2019 other than Radford's services to the Compensation Committee.

Director Candidates and Selection Processes

The process followed by our Nominating and Corporate Governance Committee to identify and evaluate director candidates includes, as necessary, requests to our Board members and others for recommendations, meetings from time to time to evaluate biographical information and background materials relating to potential candidates, and interviews of selected candidates by members of the Committee and other members of our Board. The Committee may also solicit the opinions of third parties with whom the potential candidate has had a business relationship. Once the committee is satisfied that it has collected sufficient information on which to base a judgment, the committee votes on the candidate or candidates under consideration.

In evaluating the qualifications of any candidate for director, the Committee considers, among other factors, the candidate's depth of business experience, reputation for personal integrity, understanding of financial matters, familiarity with the periodic financial reporting process, reputation, degree of independence from management, possible conflicts of interest and willingness and ability to serve. The Committee also considers whether the candidate will add diversity to the Board, including the degree to which the candidate's skills, experience and background complement or duplicate those of our existing directors and the long-term interests of our stockholders. In the case of incumbent directors whose terms are set to expire, the Committee also gives consideration to each director's prior contributions to the Board. The minimum qualifications that each director must possess consist of general familiarity with fundamental financial statements, ten years of relevant business experience, no identified conflicts of interest, no convictions in a criminal proceeding during the five years prior to the date of selection and the willingness to execute and comply with our code of ethics. Although the Committee considers diversity as a factor in assessing any nomination, the Board does not have a formal policy with regard to diversity in identifying director nominees. In selecting candidates to recommend for nomination as a director, the Committee abides by our company-wide non-discrimination policy.

The Committee will consider director candidates recommended by stockholders and use the same process to evaluate candidates regardless of whether the candidates were recommended by stockholders, directors, management or others. The Committee has not adopted any particular method that stockholders must follow to make a recommendation. We suggest that stockholders make recommendations by writing to the Chairman of the Board who will in turn forward the nomination to the Nominating and Corporate Governance Committee, in care of our offices, with sufficient information about the candidate, his or her work experience, his or her qualifications for director, and his or her references as will enable the Committee to evaluate the candidacy properly. We also suggest that stockholders make their recommendations well in advance of the anticipated mailing date of our next proxy statement so as to provide our Nominating and Corporate Governance Committee an adequate opportunity to complete a thorough evaluation of the candidacy, including personal interviews. We remind stockholders of the separate requirements set forth in our by-laws for nominating individuals to serve as directors, which we discuss elsewhere in this proxy statement.

Corporate Governance

Our board believes that our corporate governance practices have been fundamental to our success. We seek to ensure that good governance and responsible business principles and practices are part of our culture and values and the way we do business. To maintain and enhance our corporate governance, the Board of Directors and the Nominating and Corporate Governance Committee periodically refine our corporate governance policies, procedures and practices.

Majority Voting in Uncontested Director Elections

Our by-laws provide for majority voting in uncontested director elections and plurality voting in contested director elections. A contested election is an election in which the number of director candidates exceeds the number of available director positions. Our by-laws require that, in

38    KVH Industries, Inc. 2020 Proxy Statement

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

order for a nominee for election to the Board of Directors in an uncontested election to be elected, he or she must receive a majority of the votes properly cast at the meeting. Ballots for uncontested elections, including the election at the annual meeting, allow stockholders to vote "FOR" or "AGAINST" each nominee and also allow stockholders to abstain from voting on any nominee. Abstentions and broker non-votes will have no effect on the outcome of any election for director. Under our by-laws and in accordance with Delaware law, an incumbent director's term extends until his or her successor is duly elected and qualified, or until he or she resigns or is removed from office. Thus, an incumbent director who fails to receive the required vote for re-election in an uncontested election at an annual meeting would continue serving as a director (sometimes referred to as a "holdover director") until his or her term ends for one of the foregoing reasons. In order to address the situation where an incumbent director in an uncontested election receives more votes "AGAINST" his or her re-election than votes "FOR" his or her re-election, the Board has adopted a policy to the effect that, in order for an incumbent director in an uncontested election to be nominated for re-election, that director should tender a resignation that would become effective only upon both (i) the failure to obtain the requisite majority vote and (ii) the acceptance of the resignation by the Board of Directors. If an incumbent director were to fail to obtain the requisite majority vote for re-election, the Nominating and Corporate Governance Committee (or another appropriate committee) and the Board would consider the resignation in light of the surrounding circumstances. The policy adopted by the Board states that the Board will publicly announce its decision regarding the resignation within 90 days after certification of the results of the applicable annual meeting.

Communications with our Board of Directors

Our Board, including all of the independent directors, has established a process for facilitating stockholder communications with our Board. Stockholders wishing to communicate with our Board should send written correspondence to the attention of our corporate secretary, Felise B. Feingold, KVH Industries, Inc., 50 Enterprise Center, Middletown, RI 02842, USA, and should include with the correspondence evidence that the sender of the communication is one of our stockholders. Satisfactory evidence would include, for example, contemporaneous correspondence from a brokerage firm indicating the identity of the stockholder and the number of shares held. Our secretary will forward all mail to each member of our Board of Directors.

Code of Ethics

We have adopted a code of ethics that applies to all of our directors, executive officers and employees, including our principal executive officer and principal financial and accounting officer. The code of ethics includes provisions covering compliance with laws and regulations, insider trading practices, conflicts of interest, confidentiality, protection and proper use of our assets, accounting and record keeping, fair competition and fair dealing, business gifts and entertainment, payments to government personnel and the reporting of illegal or unethical behavior.

You can obtain a copy of our code of ethics through the Investor Relations page of our website at http://kvh.com/ircoe.

Certain Relationships and Related-Party Transactions

Pursuant to our Code of Ethics, our executive officers, directors and employees are to avoid conflicts of interest, except with the approval of the Board of Directors. A related-party transaction would be a conflict of interest. Pursuant to its charter, the Audit Committee must review and approve in advance all related-party transactions. It is our policy that the Audit Committee review and approve transactions involving us and "related parties" (which includes our directors, director nominees and executive officers and their immediate family members, as well as stockholders known by us to own five percent or more of our common stock and their immediate family members). The policy applies to any transaction in which we are a participant and any related party has a direct or indirect material interest, where the amount involved in the transaction exceeds $120,000 in a single calendar year, excluding transactions in which standing pre-approval has been given. Pre-approved transactions include:

•
compensation of directors and executive officers provided that such compensation is approved by the Board of Directors or Compensation Committee or such compensation plan or other arrangement is generally available to full-time employees in the same jurisdiction; and

•
transactions where the related party's interest arises solely from ownership of our common stock and such interest is proportionate to the interests of stockholders. The Audit Committee is responsible for reviewing the material facts of all related-party transactions, subject to the exceptions described above. The Audit Committee will either approve or disapprove the entry into the related-party transaction. If advance approval is not feasible, the transaction will be considered and, if the Audit Committee determines it to be appropriate, ratified

KVH Industries, Inc. 2020 Proxy Statement    39

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

at the Audit Committee's next regularly scheduled meeting. In determining whether to approve or ratify a transaction with a related party, the Audit Committee will take into account, among other factors that it determines to be appropriate:

•
whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances;

•
the business reasons for the transaction;

•
whether the transaction would impair the independence of an outside director; and

•
the extent of the related party's interest in the transaction.

Except as stated below, as of the date of this proxy statement there have been no reportable related-party transactions since January 1, 2019, nor are there any pending related-party transactions.

Kathleen Keating, the spouse of Mr. Martin A. Kits van Heyningen, serves as our senior director of creative and customer experience. For fiscal year 2019, total individual compensation for Kathleen Keating, based on total salary, bonus, aggregate grant date fair value of stock option awards granted during the year and all other compensation, as calculated in a manner consistent with our Summary Compensation Table for 2019, was approximately $248,030.

Siobhan Kits van Heyningen, the daughter-in-law of Mr. Martin A. Kits van Heyningen, was hired in August 2019 as a Service Operations Manager. For fiscal year 2019, total individual compensation for Siobhan Kits van Heyningen, as calculated in a manner consistent with our Summary Compensation Table for 2019, was approximately $37,234.

Mark S. Ain, a director, is a minority owner of and advisor to ETS International, a ground transportation service company. In 2019, we paid ETS International $26,569 for services rendered in 2019. The Audit Committee has determined such services are reasonable, in our best interest and on terms no less favorable than could be obtained from an unrelated third party. In assessing Mr. Ain's independence, our Board of Directors was aware of this information and concluded that it had no impact on his independence as a director.

40    KVH Industries, Inc. 2020 Proxy Statement

AUDIT COMMITTEE REPORT(1)

The Board of Directors appointed an Audit Committee to monitor the integrity of our company's consolidated financial statements, its system of internal control over financial reporting and the independence and performance of our independent registered public accounting firm. The Audit Committee also selects our company's independent registered public accounting firm. Our Board of Directors adopted a charter for the Audit Committee in February 2004, which was most recently revised in February 2017. The Audit Committee currently consists of four independent directors. Each member of the Audit Committee meets the independence requirements of the NASDAQ Stock Market for membership on the Audit Committee.

Our company's management is responsible for the financial reporting process, including the system of internal control over financial reporting, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. Our company's independent registered public accounting firm is responsible for auditing those consolidated financial statements and auditing the effectiveness of internal control over financial reporting. Our responsibility is to monitor and review these processes. We have relied, without independent verification, on the information provided to us and on the representations made by our company's management and independent registered public accounting firm.

In fulfilling our oversight responsibilities, we discussed with representatives of Grant Thornton LLP, our company's independent registered public accounting firm, the overall scope and plans for their audit of our company's consolidated financial statements for the year ended December 31, 2019 and significant audit matters, such as the new lease standard, ASC 842. We met with them, with and without our company's management present, to discuss the results of their audits of our consolidated financial statements and of our company's internal control over financial reporting and to discuss with them the overall quality of our company's financial reporting.

We reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2019 with management and the independent registered public accounting firm.

We discussed with the independent registered public accounting firm the matters required to be discussed by the rules of the Public Company Accounting Oversight Board (PCAOB) regarding communications with audit committees. In addition, we have discussed with the independent registered public accounting firm its independence from our company and our company's management, including the matters in the written disclosures and letter which we received from the independent registered public accounting firm under applicable requirements of the PCAOB. We also considered whether the independent registered public accounting firm's performance of non-audit services for our company is compatible with the auditors' independence, and concluded that the performance of such non-audit services did not impair the auditors' independence.

Based on our review and these meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee charter, we recommended to the Board of Directors that our company's audited consolidated financial statements for the year ended December 31, 2019 be included in our company's annual report on Form 10-K for that year.

The Audit Committee
Bruce J. Ryan (Chairman) Mark S. Ain Stanley K. Honey Charles R. Trimble

(1)
The material in this report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made on, before, or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

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PRINCIPAL ACCOUNTANT FEES AND SERVICES

We expect that representatives of Grant Thornton LLP, our independent registered public accounting firm, will be present at the annual meeting. They will have an opportunity to make a statement if they wish and, if present, will be available to respond to appropriate questions from stockholders.

Fees for Professional Services

The following table provides a summary of the fees for professional services rendered by Grant Thornton LLP for 2019 and 2018.

	Fees

Fee category	2019	2018
Audit fees(1)	$880,697	$890,196
Audit-related fees(2)	7,285	—
Tax fees(3)	4,581	56,000
Total fees	$892,563	$946,196

(1)
Audit fees consist of amounts billed for professional services rendered for the integrated audit of our consolidated financial statements, including compliance with Section 404 of the Sarbanes-Oxley Act of 2002, review of the interim condensed consolidated financial statements included in quarterly reports and the statutory audits of our foreign locations and additional audit procedures associated with the new lease accounting standard, ASC 842.
(2)
Audit related fees consist of amounts billed for other services related to the preparation of annual reports for Denmark and Norway.
(3)
Tax fees consist of amounts billed for services arising from tax compliance for our Denmark, Norway, Singapore, Cyprus, United Kingdom and Hong Kong locations.

We did not engage Grant Thornton LLP to provide any other services during or with respect to 2019 or 2018.

Pre-Approval Policies and Procedures

Our Audit Committee approves each engagement for audit or non-audit services before we engage our independent registered public accounting firm to provide those services.

Our Audit Committee has not established any pre- approval policies or procedures that would allow our management to engage our independent registered public accounting firm to provide any specified services with only an obligation to notify the Audit Committee of the engagement for those services.

42    KVH Industries, Inc. 2020 Proxy Statement

STOCKHOLDER PROPOSALS

Stockholder proposals for inclusion in our proxy materials relating to our 2021 annual meeting of stockholders must be received by us at our executive offices no later than December 30, 2020 or, if the date of that meeting is more than 30 calendar days before or after June 10, 2021, a reasonable time before we begin to print and mail our proxy materials with respect to that meeting.

In addition, our by-laws provide that a stockholder desiring to bring business before any meeting of stockholders or to nominate any person for election to the Board of Directors must give timely written notice to our secretary in accordance with the procedural requirements set forth in our by-laws. In the case of an annual meeting (including a special meeting in lieu of an annual meeting), written notice must be delivered to or mailed and received at our principal executive offices not earlier than the 120th day prior to the "Specified Date" and not later than the close of business on the 90th day prior to the "Specified Date," regardless of any postponements, deferrals or adjournments, must describe the nomination or other business to be brought before the meeting and must provide specific information about, among other things, the stockholder, other supporters of the proposal, their stock ownership and their interest in the proposed business.

Under our by-laws, the "Specified Date" is the first Wednesday in May in each year (unless that day is a legal holiday in the meeting location, in which case it is the next succeeding day that is not a legal holiday). For example, if we were to hold our 2021 annual meeting on May 12, 2021, in order to bring an item of business before the 2021 annual meeting in accordance with our by-laws, a stockholder would be required to have delivered the requisite notice of that item of business to us not earlier than January 12, 2021 and not later than the close of business on February 11, 2021. If we were to hold our 2021 annual meeting before May 12, 2021, and if we were to give less than 105 days' notice or prior public disclosure of the date of that meeting, then the stockholder's notice must be delivered to or mailed and received at our principal executive offices not later than the close of business on the tenth day after the earlier of (1) the day on which we mailed notice of the date of the meeting and (2) the day on which we publicly disclosed the date of the meeting.

AVAILABLE INFORMATION

Stockholders of record on April 20, 2020 will receive a proxy statement and our annual report to stockholders, which contains detailed financial information about us. The annual report is not incorporated herein and is not deemed a part of this proxy statement.

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Appendix A

KVH INDUSTRIES, INC. AMENDED AND RESTATED
2016 EQUITY AND INCENTIVE PLAN

Section 1.    Purposes of the Plan

The purposes of the KVH Industries, Inc. 2016 Amended and Restated Equity and Incentive Plan (the "Plan") are to (i) provide long-term incentives and rewards to those employees, officers, directors and other key persons (including consultants) of KVH Industries, Inc. (the "Company") and its Subsidiaries (as defined below) who are in a position to contribute to the long-term success and growth of the Company and its Subsidiaries, (ii) to assist the Company and its Subsidiaries in attracting and retaining persons with the requisite experience and ability, and (iii) to more closely align the interests of such employees, officers, directors and other key persons with the interests of the Company's stockholders.

Section 2.    Definitions

The following terms shall be defined as set forth below:

"Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

"Administrator" is defined in Section 3(a).

"Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards, Dividend Equivalent Rights and Cash Awards.

"Award Agreement" shall mean the agreement, whether in written or electronic form, specifying the terms and conditions of an Award granted under the Plan.

"Board" means the Board of Directors of the Company.

"Cash Awards" means Awards granted pursuant to Section 12.

"Cause," unless otherwise provided in an Award Agreement or another agreement with an Award holder, means, with respect to any Award holder, a determination by the Company (including the Board) or any Subsidiary, in its sole discretion, that the holder's employment or other relationship with the Company or any such Subsidiary should be terminated as a result of (i) a material breach by the Award holder of any agreement to which the Award holder and the Company or any Subsidiary are parties, (ii) any act (other than retirement, Disability or authorized leave of absence) or omission to act by the Award holder that may reflect adversely on the business, operations or reputation of the Company or any Subsidiary or that may expose the Company or any Subsidiary to a risk of criminal liability or material fines, damages or penalties (including injunctive relief) or that may impair the Award holder's ability to perform services for the Company or any Subsidiary, including, without limitation, the commission of any crime (other than an ordinary traffic violation), (iii) any material misconduct or material neglect of duties by the Award holder in connection with the business or affairs of the Company or any Subsidiary or (iv) a violation of any code of ethics, code of conduct or other policy applicable to him or her.

"Change of Control" is defined in Section 20.

"Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

"Committee" means the Committee of the Board referred to in Section 3.

"Covered Employee" means an employee who is a "Covered Employee" within the meaning of Section 162(m) of the Code.

"Disability" means a total and permanent disability as provided in the long-term disability plan or policy maintained, or most recently maintained, by the Company or a Subsidiary, as applicable, for the holder of the Award, whether or not such individual actually receives disability benefits under such plan or policy. If no long-term disability plan or policy was ever maintained on behalf of the holder of the Award, or if the determination of disability relates to an Incentive Stock Option and the continued qualification of the Option is dependent upon such determination, Disability means permanent and total disability as defined in Section 22(e)(3) of the Code. In the event of a dispute, the determination whether an individual is disabled will be made by the Administrator and may be supported by the advice of a physician competent in the area to which such disability relates.

"Dividend Equivalent Right" means Awards granted pursuant to Section 13.

KVH Industries, Inc. 2020 Proxy Statement    A-1

"Effective Date" means the date on which the Plan is approved by stockholders as set forth in Section 22.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

"Fair Market Value" means the closing price of the Stock on any given date during regular trading, or as reported on the principal exchange on which the Stock is then traded, or if not trading on that date, such price on the last preceding date on which the Stock was traded, unless determined otherwise by the Administrator using such methods or procedures as it may establish.

"Grant Date" means the first date on which all necessary corporate action has been taken to approve the grant of the Award as provided in the Plan, or such later date as is determined and specified as part of that authorization process. Notice of the grant shall be provided to the recipient within a reasonable time after the grant.

"Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

"Independent Director" means a member of the Board who is a "Non-Employee Director" (or equivalent) under Rule 16b-3 promulgated under the Exchange Act or any successor or similar provision.

"Nonstatutory Stock Option" means any Stock Option that is not an Incentive Stock Option.

"Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 6.

"Outside Director" means a member of the Board who is: (i) not a current employee of the Company or any Subsidiary, (ii) not a former employee of the Company or any Subsidiary who receives compensation from the Company or any Subsidiary for prior services (other than benefits under a qualified retirement plan) during the taxable year, (iii) has not been an officer of the Company or any Subsidiary, and (iv) does not receive remuneration from the Company or any Subsidiary, either directly or indirectly in exchange for goods or services, in any capacity other than as a director, all as set out in detail in Treasury Regulation 1.162-27(e)(3).

"Performance Criteria" means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Period. The Performance Criteria (which shall be applicable to the organizational level specified by the Administrator, including, but not limited to, the Company as a whole, or a unit, division, department, group, line of business, or other business unit, whether or not legally constituted, in which the individual works) that will be used to establish Performance Goals are limited to the following (any of which may be determined in such manner as the Administrator shall determine and may be adjusted to include or exclude equity-based compensation, incentive compensation, transaction expenses, restructuring expenses and other one-time, non-recurring, unusual, volatile or other items determined by the Administrator not to reflect the desired performance criteria): (i) stock price, (ii) market share, (iii) gross or net sales, (iv) gross or net revenue, (v) return on equity, assets, investment or capital, (vi) economic profit (economic value added), (vii) total shareholder return, (viii)working capital, (ix) costs or expenses, (x) margins, (xi) earnings (including EBITDA) or earnings per share, (xii) cash flow (including adjusted operating cash flow), (xiii) customer satisfaction, (xiv) operating income, (xv) net income, (xvi) research and development, (xvii) product releases, (xviii) manufacturing, (xix) acquisitions, divestitures, joint ventures, licenses or other strategic transactions, or (xx) any combination of the foregoing, any of which under the preceding clauses (i) through (xx) may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group or market index.

"Performance Goals" means, for a Performance Period, the specific goals established in writing by the Administrator for a Performance Period based upon the Performance Criteria.

"Performance Period" means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee's right to and the payment of a Restricted Stock Award, Restricted Stock Units, Performance Share Award, or Cash Award. Each such period shall not be less than 12 months.

"Performance Share Award" means Awards granted pursuant to Section 11.

"Reporting Persons" means a person subject to Section 16 of the Exchange Act.

"Restricted Stock Award" means Awards granted pursuant to Section 8.

"Restricted Stock Units" means Awards granted pursuant to Section 9.

"Section 409A" means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

A-2    KVH Industries, Inc. 2020 Proxy Statement

"Stock" means the common stock, par value $0.01 per share, of the Company, subject to adjustments pursuant to Section 4.

"Stock Appreciation Right" means an Award granted pursuant to Section 7.

"Subsidiary" means any corporation or other entity (other than the Company) in which the Company owns at least a 50% interest or controls, either directly or indirectly.

"Termination Date" means the date, as determined by the Administrator, that an individual's employment or service relationship, as applicable, with the Company or a Subsidiary terminates for any reason.

"Unrestricted Stock Award" means any Award granted pursuant to Section 10.

Section 3.    Administration of Plan

(a)    Committee.    It is intended that the Plan shall be administered by either the Board or a committee of not less than two Independent Directors (in either case, the "Administrator"), as determined by the Board from time to time; provided that (i) for purposes of Awards to directors or Reporting Persons of the Company, the Administrator shall be deemed to include only directors who are determined by the Board to be Independent Directors, and no director who is not such an Independent Director shall be entitled to vote or take action in connection with any such proposed Award and (ii) for purposes of Performance Based Awards, the Administrator shall be a committee of the Board composed of two or more persons who are determined by the Board to be Outside Directors. Notwithstanding the foregoing, the failure of any person to qualify as an Independent Director or an Outside Director shall not affect the validity of any Award granted or other action taken hereunder.

(b)    Powers of Administrator.    Subject to the restrictions in Sections 3(c) and 3(d), the Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)    to select the individuals to whom Awards may from time to time be granted;

(ii)    to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Performance Share Awards, Dividend Equivalent Rights and Cash Awards, or any combination of the foregoing, granted to any one or more grantees;

(iii)    to determine the number of shares of Stock to be covered by any Award;

(iv)    to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

(v)    to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi)    subject to the provisions of Section 6(a)(ii), to extend at any time the period in which Stock Options and Stock Appreciation Rights may be exercised;

(vii)    to determine at any time whether, to what extent, and under what circumstances distribution or the receipt of Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the grantee and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Administrator) or dividends or deemed dividends on such deferrals;

(viii)    at any time to adopt, alter and repeal such rules, guidelines and practices for administration and operation of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration and operation of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan; and

(ix)    to make any adjustments or modifications to Awards granted to participants who are working outside the United States and adopt any sub-plans as may be deemed necessary or advisable for participation of such participants, to fulfill the purposes of the Plan and/or to comply with applicable laws.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c)    Minimum Vesting Requirement; Five Percent Exception.    The Administrator shall not grant any Stock Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit or Performance Share Award that vests or becomes

KVH Industries, Inc. 2020 Proxy Statement    A-3

exercisable, either in full or in part, within one (1) year after the date of grant, or grant any Unrestricted Stock Award. Notwithstanding the foregoing, Awards (including Unrestricted Stock Awards) that result in the issuance of an aggregate of up to five percent (5%) of the maximum number of shares issuable under the Plan pursuant to Section 4(a), as adjusted pursuant to Section 4(b), may be granted without regard to such minimum vesting or exercisability requirements.

(d)    Restrictions on Repricing; Minimum Performance Period.    Except in connection with the initial issuance of substitute Awards pursuant to Section 4(c), the Administrator shall not take any of the following actions without shareholder approval:

(i)    except as contemplated by Section 4(b), reprice any outstanding Stock Option or Stock Appreciation Right; for this purpose, a "repricing" means (A) reducing the exercise price of any Stock Option or Stock Appreciation Right, (B) canceling any Stock Option or Stock Appreciation Right in exchange for a Stock Option or Stock Appreciation Right with a lower exercise price, (C) canceling any Stock Option or Stock Appreciation Right in exchange for another Award, (D) canceling any Stock Option or Stock Appreciation Right in exchange for cash (except as contemplated by Section 20(a)(iii)) or (E) taking any other action that would constitute a "repricing" under generally applicable accounting principles; or

(ii)    other than by reason of, or in connection with, death, Disability or a Change of Control, accelerate or amend the aggregate period over which any Performance Share Award is measured such that it is less than one (1) year.

(e)    Delegation of Authority to Grant Awards.    The Administrator, in its discretion, may delegate to one or more executive officers of the Company all or part of the Administrator's authority and duties with respect to the granting of Awards at Fair Market Value, to individuals who are not Reporting Persons or Covered Employees. Any such delegation by the Administrator shall include a limitation as to the amount or value of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Stock Option, the conversion ratio or price of other Awards and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator's delegate or delegates that were consistent with the terms of the Plan.

(f)    Indemnification.    Neither the Board nor the Committee, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors' and officers' liability insurance coverage which may be in effect from time to time.

Section 4.    Stock Issuable under the Plan; Mergers; Substitution

(a)    Stock Issuable.    The maximum number of shares of Stock reserved and available for issuance under the Plan (the "Pool") shall be 4,800,000 shares plus an additional number of shares (not to exceed 1,716,988 shares) equal to the number of shares (i) that on the Effective Date are subject to outstanding awards under the Company's 2006 Stock Incentive Plan, as amended, and its Amended and Restated 2003 Incentive and Nonqualified Stock Option Plan that are subsequently forfeited, cancelled, reacquired by the Company or otherwise terminated (other than by exercise) and (ii) that, if such award had been issued under the Plan, would be added back to the shares of Stock available for issuance under the Plan (which shares shall be added at the ratio of one share for each share subject to a stock option or stock appreciation right and at the ratio of two shares for each share subject to any other type of award). All of the foregoing amounts shall be subject to adjustment as provided in Section 4(b). For purposes of this limitation, in respect of any shares of Stock under any Award which shares are forfeited, canceled, satisfied without the issuance of Stock, otherwise terminated, or, for shares of Stock issued pursuant to any unvested full value Award, reacquired by the Company at not more than the grantee's purchase price (other than by exercise) ("Unissued Shares"), the number of shares of Stock that were removed from the Pool for such Unissued Shares shall be added back to the Pool. Notwithstanding the foregoing, upon the exercise of any Award to the extent that the Award is exercised through tendering (or attesting to) previously owned shares or through withholding shares that would otherwise be awarded and to the extent shares are withheld for tax withholding purposes, the Pool shall be reduced by the gross number of shares of Stock being exercised without giving effect to the number of shares tendered (or attested to) or withheld. For the avoidance of doubt, any shares repurchased by the Company using the proceeds from the exercise of any Stock Option shall not be added back to the Pool. Solely for the purpose of applying the overall share limitation above, and not for purposes of the limit on Awards to any individual set forth below, each Stock Option or Stock Appreciation Right granted under this Plan shall reduce the number of shares available for grant by one share for every one share granted, and each grant of an Award other than a Stock Option or Stock Appreciation Right under this Plan shall reduce the number of shares available for grant by two shares for every one share granted. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any

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type or types of Award, including Incentive Stock Options; provided, however, than the maximum number of shares of Stock subject to all Awards that may be granted under this Plan to any individual in the aggregate in any fiscal year of the Company shall not exceed 250,000 shares (or, in the case of a non-employee director, 100,000 shares), subject to adjustment under Section 4(b) below. The shares available for issuance from the Pool may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury, or shares purchased on the open market.

(b)    Changes in Stock.    Subject to Section 20 hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, combination or other similar change in the Company's capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company or other property, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger, consolidation, conversion, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities or other property of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of shares of Stock that can be granted to any one individual grantee, (iii) the maximum number of shares that may be granted under a Performance-Based Award, (iv) the number and kind of shares or other securities or property subject to any then outstanding Awards under the Plan, (v) the repurchase price per share subject to each outstanding Restricted Stock Award, and (vi) the price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options or Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

The Administrator may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the grantee, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

(c)    Substitute Awards.    The Administrator may grant Awards under the Plan in substitution for stock and equity-based awards held by employees, directors or other key persons of another corporation or entity in connection with the merger or consolidation of the relevant corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or equity of the relevant corporation or entity. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not be subject to Sections 3(c) and 3(d) and shall not count against the share limitation applicable to individuals set forth in the penultimate sentence of Section 4(a).

Section 5.    Eligibility

Incentive Stock Options may only be granted to employees (including officers and directors who are also employees) of the Company or a Subsidiary. All other Awards may be granted to employees, officers, directors and key persons (including consultants and prospective employees) of the Company and its Subsidiaries.

Section 6.    Stock Options

Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Nonstatutory Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Nonstatutory Stock Option.

(a)    Stock Options.    Stock Options granted pursuant to this Section 6 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee's election, subject to such terms and conditions as the Administrator may establish.

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(i)    Exercise Price.    The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 6 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the Grant Date. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the exercise price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the Grant Date.

(ii)    Option Term.    The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such Stock Option shall be no more than five years from the Grant Date.

(iii)    Exercisability; Rights of a Stockholder.    Subject to Section 3(c), Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the Grant Date. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(iv)    Method of Exercise.    Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award agreement:

(A)    In cash, or by certified or bank check or other instrument acceptable to the Administrator;

(B)    Through the delivery (or attestation to the ownership) of shares of Stock that are not then subject to restrictions under any company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(C)    By a "cashless exercise" arrangement pursuant to which the optionee delivers to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure;

(D)    By a "net exercise" arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or

(E)    Any other method permitted by the Administrator.]

Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award agreement or applicable provisions of laws, as determined by the Administrator. In the event an optionee chooses to pay the purchase price with previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to.

(v)    Annual Limit on Incentive Stock Options.    To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Nonstatutory Stock Option.

(vi)    Exercise Period following Termination.    When an optionee's employment (or other service relationship) with the Company and its Subsidiaries terminates, the optionee's Stock Options may be exercised within the period of time specified in the Award Agreement evidencing the Option, to the extent that the Option is vested on the optionee's Termination Date. In the absence of a specific period of time set forth in the Award Agreement, a Stock Option shall terminate immediately upon the optionee's Termination Date in the event of termination by the Company or a Subsidiary for Cause, and shall remain exercisable (to the extent vested on the optionee's Termination Date): (i) for three (3) months following the Termination Date upon any termination other than for Disability, death or Cause; or (ii) for twelve (12) months following the Termination Date upon termination for Disability or death, or if an optionee dies within three (3) months after his

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or her Termination Date; provided, however, that in no event shall any Option be exercisable after the expiration of the term of such Option.

(b)    Non-transferability of Options.    No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee, or by the optionee's legal representative or guardian in the event of the optionee's incapacity. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Award Agreement regarding a given Option, or may agree in writing with respect to an outstanding Option, that the optionee may transfer his or her Nonstatutory Stock Options to members of his or her immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

Section 7.    Stock Appreciation Rights

(a)    Nature of Stock Appreciation Rights.    A Stock Appreciation Right is an Award entitling the recipient to receive cash or shares of Stock, as determined by the Administrator, having a value on the date of exercise calculated as follows: (i) the Grant Date exercise price of a share of Stock is (ii) subtracted from the Fair Market Value of the Stock on the date of exercise and (iii) the difference is multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

(b)    Exercise Price of Stock Appreciation Rights.    The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the Grant Date.

(c)    Grant and Exercise of Stock Appreciation Rights.    Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 6 of the Plan.

(d)    Terms and Conditions of Stock Appreciation Rights.    Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator. Subject to Section 3(c), Stock Appreciation Rights shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the Grant Date. The term of a Stock Appreciation Right may not exceed ten years.

(e)    Restrictions of Transfer.    Except as specifically provided in the Award Agreement, Stock Appreciation Rights, and all rights with respect to such Awards, may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

(f)    Exercise Period following Termination.    When a recipient's employment (or other service relationship) with the Company and its Subsidiaries terminates, the recipient's Stock Appreciation Rights may be exercised within the period of time specified in the Award Agreement evidencing the Stock Appreciation Right, to the extent that the Stock Appreciation Right is exercisable on the recipient's Termination Date. In the absence of a specific period of time set forth in the Award Agreement, a Stock Appreciation Right shall terminate immediately upon the recipient's Termination Date in the event of termination by the Company or a Subsidiary for Cause, and shall remain exercisable (to the extent exercisable on the recipient's Termination Date): (i) for three (3) months following the Termination Date upon any termination other than for Disability, death or Cause; or (ii) for twelve (12) months following the Termination Date upon termination for Disability or death, or if a recipient dies within three (3) months after his or her Termination Date; provided, however , that in no event shall any Stock Appreciation Right be exercisable after the expiration of the term of such Stock Appreciation Right.

Section 8.    Restricted Stock Awards

(a)    Nature of Restricted Stock Awards.    A Restricted Stock Award is an Award entitling the recipient to acquire, at such purchase price (if any) as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant ("Restricted Stock"). Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the grantee executing the Restricted Stock Award agreement within a reasonable time after the Grant Date. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

(b)    Rights as a Stockholder.    Upon execution of a written instrument setting forth the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to any exceptions or conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Administrator shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 8(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank.

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(c)    Restrictions.    Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. If a grantee's employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, the Company shall have the right to repurchase Restricted Stock that has not vested at the time of termination at its original purchase price, if any, from the grantee or the grantee's legal representative. Unless otherwise stated in the written instrument evidencing the Restricted Stock Award, any Restricted Stock for which the grantee did not pay any purchase price and which is not vested at the time of the grantee's termination of employment (or other service relationship) shall automatically be forfeited immediately following such termination.

(d)    Vesting of Restricted Stock.    Subject to Section 3(c), the Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 18 below, in writing after the Award agreement is issued, a grantee's rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee's termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to forfeiture or the Company's right of repurchase as provided in Section 8(c) above.

(e)    Restriction Period.    Restricted Stock subject to vesting upon the attainment of performance goals or objectives shall not vest until the later of (i) the attainment of the stated performance goals or objectives and (ii) the completion of a restriction period of at least one (1) year after the Grant Date. All other Restricted Stock shall vest after a restriction period of not less than three (3) years after the Grant Date; provided, however , that any Restricted Stock with a time-based restriction may become vested incrementally over such three-year period.

(f)    Waiver, Deferral and Reinvestment of Dividends.    The Restricted Stock Award agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

Section 9.    Restricted Stock Units

(a)    Nature of Restricted Stock Units.    A Restricted Stock Unit is a bookkeeping entry representing the right to receive, upon its vesting, one share of Stock (or a percentage or multiple of one share of Stock if so specified in the Award Agreement evidencing the Award) for each Restricted Stock Unit awarded to a grantee and represents an unfunded and unsecured obligation of the Company. Subject to Section 3(c), the Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award Agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Restricted Stock Units subject to vesting upon the attainment of performance goals or objectives shall not vest until the later of (i) the attainment of the stated performance goals or objectives and (ii) the completion of a restriction period of at least one (1) year after the Grant Date. All other Restricted Stock Units shall vest after a restriction period of not less than three (3) years after the Grant Date; provided, however, that any Restricted Stock Units with a time-based restriction may become vested incrementally over such three-year period. At the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. Notwithstanding the foregoing, the Administrator, in its discretion, may determine, either at the time of grant or at the time of settlement, that a Restricted Stock Unit shall be settled in cash. To the extent that an award of Restricted Stock Units is subject to Section 409A, it may contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order for such Award to comply with the requirements of Section 409A.

(b)    Rights as a Stockholder.    A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the unissued shares of Stock underlying his or her Restricted Stock Units, subject to such terms and conditions as the Administrator may determine.

(c)    Restrictions of Transfer.    Except as specifically provided in the Award Agreement, Restricted Stock Units, and all rights with respect to such Awards, may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

(d)    Termination.    Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 18 below, in writing after the Award is issued, a grantee's right in all Restricted Stock Units that have not vested

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shall automatically terminate immediately following the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

Section 10.    Unrestricted Stock Awards

(a)    Grant or Sale of Unrestricted Stock.    Subject to the five percent (5%) limit set forth in Section 3(c), the Administrator may, in its sole discretion, grant (or sell at a purchase price determined by the Administrator) an Unrestricted Stock Award to any grantee, pursuant to which such grantee may receive shares of Stock free of any restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such participant.

(b)    Restrictions on Transfers.    The right to receive shares of Unrestricted Stock on a deferred basis may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

Section 11.    Performance Share Awards

(a)    Nature of Performance Share Awards.    A Performance Share Award is an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals; provided however that the Administrator, in its discretion, may provide either at the time of grant or at the time of settlement that a Performance Share Award will be settled in cash. The Administrator may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. Subject to Section 3(c), the Administrator in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals, the periods during which performance is to be measured (which in the aggregate shall not, at the time of issuance, be less than one (1) year), and all other limitations and conditions.

(b)    Restrictions of Transfer.    Except as specifically provided in the Award Agreement, Performance Share Awards, and all rights with respect to such Awards, may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

(c)    Rights as a Stockholder.    A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee. A grantee shall be entitled to receive a stock certificate or book entry evidencing the acquisition of shares of Stock (unless the Administrator has provided for cash settlement) only upon satisfaction of all conditions specified in the Performance Share Award agreement (or in a performance plan adopted by the Administrator).

(d)    Termination.    Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 18 below, in writing after the Award agreement is issued, a grantee's rights in all Performance Share Awards shall automatically terminate immediately following the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

Section 12.    Cash Awards

The Administrator, in its discretion, may provide for cash payments to be made under the Plan as a form of Award, and may provide for Cash Awards to be made to Covered Employees pursuant to Section 13 below. Such Cash Awards may be made subject to such terms, conditions and restrictions as the Administrator considers necessary or advisable.

Section 13.    Performance-Based Awards to Covered Employees

(a)    Performance-Based Awards.    A Performance-Based Award means any Restricted Stock Award, Restricted Stock Unit, Performance Share Award or Cash Award granted to a Covered Employee that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code and any regulations appurtenant thereto. Any Performance-Based Award that is a Restricted Stock Award, Restricted Stock Unit or Performance Share Award shall be subject to Section 3(c). Any employee or other key person providing services to the Company and who is selected by the Administrator may be granted one or more Performance-Based Awards in the form of a Restricted Stock Award, Restricted Stock Unit, Performance Share Award or Cash Award payable upon the attainment of Performance Goals that are established by the Administrator and related to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Period. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall company performance or the performance of a division, business unit, or an individual. The Administrator, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of an individual (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development, (ii) in recognition of, or in anticipation of, any other unusual or

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nonrecurring events affecting the Company, or the financial statements of the Company, or (iii) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; provided however, that the Administrator may not exercise such discretion in a manner that would increase the Performance-Based Award granted to a Covered Employee. Each Performance-Based Award shall comply with the provisions set forth below.

(b)    Grant of Performance-Based Awards.    With respect to each Performance-Based Award granted to a Covered Employee, the Administrator shall select, within the first 90 days of a Performance Period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable Performance Goals. The Performance Criteria established by the Administrator may be (but need not be) different for each Performance Period and different Performance Goals may be applicable to Performance-Based Awards to different Covered Employees.

(c)    Payment of Performance-Based Awards.    Following the completion of a Performance Period, the Administrator shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, shall calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Period. The Administrator shall then determine the actual size of each Covered Employee's Performance-Based Award, and, in doing so, may reduce (but not increase) or eliminate the amount of the Performance-Based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

(d)    Maximum Award Payable.    The maximum number of shares of Stock subject to all Performance-Based Awards payable to any one Covered Employee (whether such Awards are settled in Stock or in cash) under the Plan with respect to each year of a Performance Period is 300,000 shares of Stock (subject to adjustment as provided in Section 4(b) hereof). With respect to any Cash Awards, no more than $2,000,000 may be paid to any one Covered Employee with respect to each year of a Performance Period.

Section 14.    Dividend Equivalent Rights

(a)    Dividend Equivalent Rights.    A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash dividends that would be paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares were held by the recipient. A Dividend Equivalent Right may be granted hereunder to any participant, as a component of another Award, other than a Stock Option or a Stock Appreciation Right, or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. Notwithstanding anything to the contrary, the payment of dividends or Dividend Equivalent Rights granted in connection with a Performance-Based Award shall be deferred until, and conditioned upon, the attainment of the applicable Performance Goals and such other factors or criteria as the Administrator may determine in its sole discretion.

(b)    Interest Equivalents.    Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may, but need not, provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

Section 15.    Tax Withholding

(a)    Payment by Grantee.    Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes taxable, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company's obligation to deliver stock certificates to any grantee is subject to and is conditioned on tax obligations being satisfied by the grantee.

(b)    Payment in Stock.    If provided in the instrument evidencing an Award, either the grantee or the Company may elect to have the statutory minimum required tax withholding obligation satisfied, in whole or in part, by (i) withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy such withholding amount due, or (ii) allowing a grantee to transfer to the Company shares of Stock owned by the grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy such withholding amount due.

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Section 16.    Section 409A Awards

To the extent that any Award is determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A (a "409A Award"), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a "separation from service" (within the meaning of Section 409A) to a grantee who is then considered a "specified employee" (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee's separation from service, or (ii) the grantee's death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any 409A Award may not be accelerated or postponed except to the extent permitted by Section 409A.

Section 17.    Transfer, Leave of Absence, Etc.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a)    a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(b)    an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

Section 18.    Amendments and Termination

Subject to requirements of law or any stock exchange or similar rules which would require a vote of the Company's shareholders, the Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. If and to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, if and to the extent intended to so qualify, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 18 shall limit the Administrator's authority to take any action permitted pursuant to Section 4(b).

Section 19.    Status of Plan

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

Section 20.    Change of Control Provisions

(a)    Upon the occurrence of a Change of Control as defined in this Section 20, the Administrator may, in its sole discretion, take any one or more (or none) of the following actions:

(i)    make appropriate provision for each Stock Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit or Performance Share Award to be assumed or remain outstanding, in which case, if in connection with such Change of Control the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities or other property of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in the number and kind of securities or property ("Substitute Consideration") subject to such Awards, and any exercise price thereof; for avoidance of doubt, (A) this clause (i) does not automatically accelerate the vesting or exercisability of any Award, which shall remain solely within the discretion of the Administrator pursuant to clause (ii) below and (B) subject to any such discretionary acceleration, the holder of any Award shall not be entitled to receive any Substitute Consideration (other than securities subject to restriction under a Restricted Stock Award) until the exercise or vesting of such Award;

(ii)    accelerate, fully or in part, the time for exercise of, and waive any or all conditions and restrictions on (including deeming any performance goals to be satisfied at the target level or, in the Administrator's sole discretion, based on the actual performance achieved through the effective date of the Change of Control (as determined by the Administrator)),

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each unexercised and unexpired Stock Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit or Performance Share Award, effective upon a date prior or subsequent to the effective date of such Change of Control, as specified by the Administrator;

(iii)    provide that the Company shall make or provide for a cash payment to each holder of an outstanding Stock Option or Stock Appreciation Right equal to the difference between (A) the fair market value of the per share consideration (whether cash, securities or other property or any combination of the above) the holder of a share of Stock will receive upon consummation of the Change of Control (the "Per Share Transaction Price") times the number of shares of Stock subject to such outstanding Stock Option or Stock Appreciation Right to the extent then exercisable (or to such greater extent that the Administrator shall have accelerated the time for exercise of such unexercised and unexpired Stock Option or Stock Appreciation Right, which may be in full or in part) and (B) the aggregate exercise price of all such outstanding vested Stock Options or Stock Appreciation Rights, in exchange for the termination of such vested Awards; and provided further that the Administrator may provide that to the extent any Stock Options or Stock Appreciation Rights are exercisable at a price equal to or in excess of the Per Share Transaction Price, such Awards shall terminate immediately upon the effective date of the Change of Control without any payment being made to the holders of such Awards; and

(iv)    cancel each outstanding Stock Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit and Performance Share Award as of the effective date of any such Change of Control, provided that (x) prior written notice of such cancellation shall be given to each holder of such an Award and (y) each holder of such a Stock Option or Stock Appreciation Right shall have the right to exercise such Award to the extent that the same is then exercisable (or to such greater extent that the Administrator shall have accelerated the time for exercise of all such unexercised and unexpired Awards, which may be in full or in part), during a specified period of time preceding the effective date of such Change of Control, which period may end prior to such effective date.

The Administrator need not take the same or similar action with respect to any two or more Awards and shall have the sole discretion to determine whether and to what extent any action under clause (i), (ii), (iii) or (iv) above shall apply to all, or only some, or none of the Awards. Notwithstanding any provision above, and regardless of any other action taken with regard to outstanding Stock Options or Stock Appreciation Rights, the Administrator may provide, pursuant to written notice to holders of outstanding Stock Options and Stock Appreciation Rights, that Stock Options and Stock Appreciation Rights may not be exercised during a specified period of time ending prior to the effective date of the Change of Control.

(b)    "Change of Control" shall mean the occurrence of any one of the following events:

(i)    any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) becomes, after the Effective Date, a "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation or entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, in one or a series of transactions, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities;

(ii)    the consummation of a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or a parent thereof) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity (or a parent thereof) outstanding immediately after such merger or consolidation;

(iii)    the closing of a sale or disposition by the Company of all or substantially all of the Company's assets;

(iv)    individuals who constitute the Board on the Effective Date ("Incumbent Directors") cease for any reason to constitute at least a majority of the Board; provided that any individual who becomes a member of the Board subsequent to the Effective Date, whose election or nomination for election was approved by a vote of a majority of the Incumbent Directors shall be treated as an Incumbent Director unless he or she assumed office as a result of an actual or threatened election contest with respect to the election or removal of directors; or

(v)    a complete liquidation or dissolution of the Company;

provided, in each case, that such event also constitutes a "change in control event" within the meaning of the Treasury Regulation Section 1.409A-3(i)(5) if necessary to avoid the imposition of additional taxes under Section 409A.

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Section 21.    General Provisions

(a)    No Distribution; Compliance with Legal Requirements.    The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements, whether located in the United States or a foreign jurisdiction, have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

No Award under the Plan shall be a nonqualified deferred compensation plan, as defined in Code Section 409A, unless such Award meets in form and in operation the requirements of Code Section 409A(a)(2), (3), and (4).

Notwithstanding anything to the contrary contained in this Plan, Awards may be made to an individual who is a foreign national or employed or performing services outside of the United States on such terms and conditions different from those specified in the Plan as the Administrator considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable laws.

(b)    Delivery of Stock Certificates.    Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee's last known address on file with the Company, or placed such shares in electronic form in the grantee's account. In lieu of delivery of stock certificates, the Company may, to the extent permitted by law and the Certificate of Incorporation and by-laws of the Company, issue shares of Stock hereunder in book entry form.

(c)    Other Compensation Arrangements; No Employment Rights.    Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(d)    Insider Trading Policy.    Exercises of Stock Options and exercise or settlement of other Awards under the Plan shall be subject to the Company's insider trading policy, as in effect from time to time.

(e)    Recoupment or Forfeiture of Compensation.    All Awards granted under the Plan shall be subject to (i) the provisions of applicable law providing for the recoupment or clawback of incentive or other compensation, including without limitation Section 304 of the Sarbanes-Oxley Act of 2002, Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (enacting Section 10D of the Exchange Act) and the requirements of any stock exchange to which the Company is subject, (ii) the provisions of any Award Agreement providing for recoupment or clawback of compensation and (iii) the provisions of any recoupment, clawback or similar policy of the Company that may be in effect or that the Company may adopt from time to time. In addition, the Administrator shall be entitled to take such action as it shall determine, in its sole discretion, to be necessary or appropriate to recoup or claw back all or any portion of any Award or any Stock, payment other consideration (including without limitation any proceeds of any sale or other disposition thereof) acquired or received in respect thereof arising or resulting from any misconduct, any accounting restatement to correct an error, or any other miscalculation, error or mistake. Such action may include without limitation termination, cancellation, reduction, limitation, rescission, amendment or modification of any Award or any vesting, issuance of Stock, payment or other consideration in respect thereof. A participant shall cooperate with the Company's efforts to recoup or claw back any such compensation and shall, in accordance with the Administrator's determination, forfeit, return to the Company, or reimburse the Company for, any such compensation.

(f)    Delivery and Execution of Electronic Documents.    To the extent permitted by applicable law, the Company may (i) deliver by email or other electronic means (including posting on a web site maintained by the Company or by a third party under contract with the Company) all documents relating to the Plan and any Award thereunder (including without limitation, prospectuses required by the SEC) and all other documents that the Company is required to deliver to its security holders (including without limitation, annual reports and proxy statements) and (ii) permit participants in the Plan to electronically execute applicable Plan documents (including but not limited to, Award Agreements) in a manner prescribed by the Administrator.

Section 22.    Effective Date of Plan

This Plan shall become effective upon approval of the Plan by the stockholders of the Company in accordance with law, the Company's Certificate of Incorporation and By-Laws and the applicable requirements of any stock exchange. Subject to

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such approval by the stockholders, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board.

Section 23.    Governing Law

This Plan and all Awards and actions taken hereunder and thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of law principles.

A-14    KVH Industries, Inc. 2020 Proxy Statement

Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/KVHI or scan the QR code — login details are located in the shaded bar below Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/KVHI Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + 1. To vote upon the election of two Class III directors to a three-year term: For Against Abstain For Against Abstain 01 - James Dodez 02 - Danelle Barrett For Against Abstain For Against Abstain 2. To approve the KVH Industries, Inc. Amended and Restated 2016 Equity and Incentive Plan. 3. To approve, in a non-binding “Say on Pay” vote, the compensation of our named executive officers. 4. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm. Change of Address — Please print new address below. Comments — Please print your comments below. Please sign exactly as your name(s) appear(s) on the books of KVH Industries, Inc. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + 1 U P X 0391WE C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4. Annual Meeting Proxy Card

Dear Stockholder, Please take note of the important information enclosed with this proxy card. Your vote counts, and you are strongly encouraged to exercise your right to vote your shares. Please mark the boxes on this proxy card to indicate how you would like your shares to be voted. Then sign the card, detach it and return it in the enclosed postage-paid envelope. Alternatively, you can vote by Internet or telephone using the instructions on the back of this card. Your vote must be received prior to the close of the Annual Meeting of Stockholders to be held on June 10, 2020. Thank you in advance for your prompt consideration of these matters. Sincerely, KVH Industries, Inc. The 2020 Annual Meeting of Stockholders of KVH Industries, Inc. will be held on June 10, 2020 at 11:00 a.m. ET, virtually via the internet at www.meetingcenter.io/219533378. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is — KVHI2020. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 10, 2020 The proxy statement for the 2020 annual meeting of stockholders of KVH Industries, Inc. and the related 2019 annual report to stockholders are available on the Internet at www.kvh.com/annual. You can read, print, download and search these materials at that website. The website does not use “cookies” or other tracking devices to identify visitors. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF KVH INDUSTRIES, INC. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. Proxy for Annual Meeting of Stockholders to be held on June 10, 2020. The undersigned, revoking all prior proxies, hereby appoints Donald W. Reilly and Felise Feingold, and each of them, proxy and attorney-in-fact, with power to act without the other and with full power of substitution, to vote all shares of Common Stock of KVH Industries, Inc., which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on June 10, 2020, at 11:00 a.m. Eastern time, and at any adjournments or postponements thereof, upon matters set forth in the Notice of Annual Meeting and Proxy Statement dated April 29, 2020, a copy of which has been received by the undersigned, and in their discretion upon any business that may properly come before the meeting or any adjournments or postponements thereof. Attendance of the undersigned at the meeting or any adjourned or postponed session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate the intention of the undersigned to vote the shares represented hereby prior to the exercise of this proxy. The shares represented by this proxy will be voted as directed. If no voting direction is given on a proposal, the shares represented by this proxy will be voted as recommended by the Board of Directors. PLEASE VOTE, DATE AND SIGN ON REVERSE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. Proxy — KVH Industries, Inc. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/KVHI